SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), American Century Investment Management, Inc., a corporation organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment.    The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.        Investment Sub-Advisory Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)      consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)      perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)      seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)      take such steps as are necessary to implement the investment plan for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)      communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)      arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)      report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)      maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)      arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

(10)    provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)    meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as requested from time to time by the Adviser; and

(12)    vote all shares held by the Portfolios.

C.        Authorizations.

(1)      Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan, including futures accounts, ISDAs and other accounts or arrangements with respect to derivatives or special investments.

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(2)      In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)      If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

(1)      The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)      The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.      Investment Advisory Fee.  The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

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B.      Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-advisor shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts caused by the implementation of the Sub-adviser’s investment program for the Portfolio.

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ARTICLE IV

Portfolio Transactions and Brokerage

A.      Portfolio Transactions and Brokerage.  The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)      The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)      The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)      Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

A.        Exclusivity; Supplemental Investment Research.

(1)      The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)      It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

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B.        Investment Transactions.    Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.        Aggregate Transactions.  It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness.  This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.        Term.  The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a

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majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.        Termination.  This Agreement:

(1)      shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)      shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)      shall automatically terminate upon assignment by either party; and

(4)      may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-advisor materially breaches its obligations or any representation or warranty hereunder.

D.        Amendment.  This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors and other third party service providers that have a legitimate need to know such information and are themselves subject to a confidentiality requirement with respect to such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

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ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.        Indemnification of Adviser and Fund by Sub-adviser.    The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement. Neither Sub-adviser nor its affiliates shall be liable for any Loss or damage arising or resulting from the acts or omissions of the custodian of the Portfolio, any broker, financial institution or any other third party with or through whom Sub-adviser arranges or enters into a transaction in respect of the Portfolio, except to the extent that Sub-adviser or its affiliate instructed such broker, financial institution or third party to take such action or omission. Adviser understands and acknowledges that Sub-adviser does not warrant that the Portfolio will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective and the Sub-adviser shall not be liable for any Loss due solely to a mistake of investment judgment.

B.        Indemnification of Sub-adviser by Adviser.  The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

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C.        Indemnification Related to Disclosure Documents.

(1)      The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)      The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.        Limitation of Liability.  In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

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E.        Procedures.

(1)      The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)      In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)      So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)      Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

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ARTICLE IX

Representation and Warranties

A.        Representations and Warranties of Sub-adviser.  Sub-adviser represents and warrants to the Adviser as follows:

(1)       Organization and Authority.  It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization.  The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention.  The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

(4)       Registration.  It is registered as an investment adviser under the Investment Adviser’s Act of 1940, as amended.

(5)       Disclosure Documents.

(a)        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular disclosure document.

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(b)      The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.        Representation and Warranties of Adviser.  The Adviser represents and warrants to Sub-adviser as follows:

(1)       Organization and Authority. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization.    The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention.  The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)       Registration.    It is registered as an investment adviser under the Investment Adviser’s Act of 1940.

(5)       Sub-adviser’s Form ADV.  It has received a copy of Part II of the Sub-adviser’s Form ADV no less than 48 hours prior to entering into this Agreement.

(6)       Disclosure Documents. The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents

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untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.        Governing Law; Interpretation.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.        Severability.    If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.        Counterparts.  This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.        Notices. Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

 If to the Adviser or Fund:

 8525 East Orchard Road, 2T3

 Greenwood Village, CO 80111

 Attn: Beverly A. Byrne, Chief Compliance Officer

 If to the Sub-adviser:

 4500 Main Street

 Kansas City, MO 64111

 Attn: General Counsel

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E.        No Third Party Beneficiaries. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F.        Waiver.    Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.        Survival. Article VIII hereof shall survive the termination of this Agreement.

H.        Entire Agreement.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.        Independent Contractors; No Agency.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.        Captions.  The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.        Force Majeure.  No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.        Non-Compete.    Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

M.        Use of “American Century” Name.  In the event that this Agreement shall be terminated for any reason, and a new or successor Agreement with Sub-adviser is not concluded, Adviser understands that it must immediately take all steps necessary to delete the name “American Century” from the Portfolio’s name and any other reference in all materials (including Adviser’s or the Fund’s website) and cease any and all use of the name “American Century.”

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:

Name:

Witness:

Name:

Witness:

Name:

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

GREAT-WEST FUNDS, INC.

By:

Name:

Title:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:

Name:

Title:

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Schedule A – Portfolios

Great-West American Century Growth Fund

Schedule B – Fees

Portfolio	Fee Rate (as a % of average daily net asset value)
Great-West American Century Growth Fund	0.32% on the first $750 million; 0.29% on all assets in excess of $750 million

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013, by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Ariel Investments, LLC, an Illinois limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Great-West Ariel Mid Cap Value Fund of the Fund (the “Portfolio”), in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

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A.        Investment Sub-Advisory Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)      perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

(b)      consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

(c)      seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;

(d)      take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)      regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

(f)      communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

(g)      arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

(h)      report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

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(i)      maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio required to be maintained by Sub-adviser;

(j)      arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

(k) vote all shares held by the Portfolio.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.        Limitations on Advisory Services.  The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

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The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.          Investment Advisory Fee.  The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the “NAV Fee”) as set forth below:

Annual Fee	Assets
.50%	first $25 million
.40%	next $75 million
.30%	over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.      Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

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ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

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ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the

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expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	shall not be terminated by the Sub-adviser without sixty days prior written notice;

(b)

shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

(c)

may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or

7

interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

(d)	shall automatically terminate upon assignment by either party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering

8

services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement, including the activities of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

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ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.      The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

B.      The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

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The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

C.  Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party”), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof

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based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

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Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.    The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

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ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Sales Literature

The Adviser will not use the Sub-adviser’s name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

ARTICLE XVI

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[Remainder of page intentionally blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:	Name:
Title:
		Address:	8525 East Orchard Road, 2T3
Greenwood, CO 80111
Attn: Secretary

Witness:	ARIEL INVESTMENTS, LLC

By:
Name:	Name:
Title:
		Address:	200 East Randolph Drive, Suite 2900
Chicago, IL 60601
Attn:

Witness:	GREAT-WEST FUNDS, INC.

By:
Name:	Name:
Title:
		Address:	8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

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SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Federated Investment Management Company, a business trust organized under the laws of the State of Delaware, registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs and authorizes the Sub-adviser to act as an investment sub-adviser to and manager of the Portfolios, and, subject to the periodic review of the Board of Directors of the Fund (the “Board”), to, in accordance with the terms and conditions of this Agreement, manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser may perform its day-to-day investment sub-advisory services under this Agreement in its discretion and without prior consultation in accordance with this Agreement (including, without limitation, the documents referred to in Section B below). The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense (as provided in Section B of Article III below), to render the services and to assume the obligations herein set forth for the compensation provided for herein. The discretion granted to Sub-adviser under this Agreement includes the authority to execute and deliver, and take any other required actions with respect to, such instruments, agreements and other documents, as agent and attorney-in-fact, in the name of and for or on behalf of the Adviser, the Portfolios and/or the Fund as Sub-adviser determines are necessary in connection with the investment and reinvestment of the assets of the Portfolios and the performance of its other services and obligations under this Agreement. Unless otherwise expressly provided or authorized by this Agreement or otherwise, the Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.        Investment Sub-Advisory Services.     In carrying out its obligations in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)        perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

(b)        initially and on a periodic basis thereafter, consult with the Adviser and with the Board and furnish to the Adviser and the board recommendations with respect to an overall investment plan for the Portfolios;

(c)        seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

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(d)        take such steps as are reasonably necessary to implement any overall investment plan approved by the Board for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be reasonably necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)        regularly report to the Adviser and the Board with respect to investment related activity within the Portfolios (including, but not limited to, purchases, sales and contractual commitments), the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(f)         communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to, purchases, sales and contractual commitments;

(g)        arrange with the applicable broker, dealer, bank, futures commission merchant or other firm dealing in securities at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset (it being understood that, consistent with Article IX below, Sub-adviser shall not be responsible for delivery or liable for the acts and omissions of any such parties);

(h)        report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the Portfolios;

(i)         maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required under applicable law or this Agreement to be maintained by Sub-adviser (it being understood that Sub-adviser does not retain, and shall not be responsible for maintaining, broker confirmations or statements);

(j)         arrange with the Adviser a reasonable administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios; and

(h)        unless otherwise directed by the Adviser or the Fund in writing, vote all shares held by the Portfolios. Adviser shall from time to time provide Sub-Adviser with such reasonable documentation of Adviser’s acceptance of Sub-Adviser’s proxy voting policies and guidelines as Sub-Adviser may reasonably request.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund (if required under applicable law), make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described herein which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.        Limitations on Advisory Services.  The Sub-adviser shall perform the services under this Agreement, subject to the periodic review of the Adviser and the Board, and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its

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Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time and the other documents (as applicable) identified on Schedule C hereto and provided to or in the possession of Sub-adviser (it being understood that certain of such documents may already be in Sub-adviser’s possession) and the provisions of the Investment Company Act of 1940, as amended.

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Adviser or the Fund, or any agent of the Adviser or the Fund.

The Adviser and the Fund hereby acknowledge that Sub-adviser is not responsible for pricing portfolio securities and will rely on the pricing services utilized by the Adviser.

ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee.   The Adviser, and not the Fund, will pay monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement, based on the average daily net assets of the Portfolios during each month. Such payment will accrue daily and will be paid monthly to Sub-adviser on or before the last business day of the next succeeding calendar month. If this Agreement is terminated or expires, the payment shall be prorated to the effective date of termination or expiration.

B.        Allocation of Expenses.   The Sub-adviser shall be responsible for all expenses incurred by Sub-adviser in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Adviser or the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions, mark-ups, ticket charges, transfer taxes, custodian fees or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings.

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ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker, dealer, bank, futures commission merchant or other firm dealing in securities selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers, dealers, banks, futures commission merchants or other firms dealing in securities that will execute the purchases and sales of portfolio securities for the Portfolios. Sub-adviser will use its best efforts to seek to obtain execution of transactions for the Portfolios at prices and rates that are reasonable in relation to the services received, taking into account all appropriate factors, including, without limitation, price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker, dealer, bank, futures commission merchant or other firm dealing in securities an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, dealer, bank, futures commission merchant or other firm dealing in securities would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker, dealer, bank, futures commission merchant or other firm dealing in securities viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements, and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers, dealers, banks, futures commission merchants or other firms dealing in securities with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to other advisers, investment companies and other types of clients so long as the Sub-adviser fulfills its rights and obligations under this Agreement.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at

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or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Sub-adviser deems the purchase and sales of a security to be in the best interest of the Portfolios as well as other accounts, companies or clients, it may, to the extent permitted by and consistent with applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts, companies or clients in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser, in the manner it considers to be most equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolios and to such other accounts, companies or clients. The Adviser and Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until (a) it is approved by the Board of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios, (b) receipt by Sub-adviser of complete copies of all policies procedures, guidelines, and codes listed under the heading “Fund’s Documents” on Schedule C to this Agreement; and, (c) receipt by Adviser of complete copies of all policies, procedures, guidelines, codes and other documents listed under the heading “Sub-adviser documents” on Schedule C to this Agreement.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue, subject to the parties’ termination rights set forth herein, so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	shall not be terminated by the Sub-adviser without sixty days prior written notice to the Adviser and the Fund;
(b)

shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days prior written notice to the Sub-adviser;

(c)

may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (I) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and

(d)	shall automatically terminate upon assignment by either party or upon the termination of the Advisory Agreement.

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ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request; provided that Sub-adviser shall be entitled to retain copies of such records in its files to the extent that Sub-adviser determines that such records are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission and consistent with its customary policies and procedures all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner and consistent with its customary policies and procedures; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors and regulators or as otherwise required by applicable law. All such accounts or records shall be made available, within five (5) business days of the reasonable request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction. Notwithstanding the foregoing, it is understood that Sub-adviser does not retain, and shall not be responsible for maintaining, broker confirmations or statements.

The Adviser agrees to maintain all records in connection with this Agreement and the Advisory Agreement, and its obligations and services rendered thereunder, as and for such time period required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission, and consistent with its customary policies. The Adviser agrees to make such records, or copies thereof, available to Sub-adviser upon reasonable prior request. This record obligation shall survive termination or expiration of this Agreement.

The Adviser will notify Sub-adviser of any material change in any of the documents listed under the heading “Fund’s Documents” on Schedule C to this Agreement and will promptly provide Sub-adviser with copies of any such modified document. The Adviser also will provide Sub-adviser with a list, to the best of Adviser’s knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.

Any reports to be provided by Sub-adviser under this Agreement shall be in a form as may be mutually agreed upon by Sub-adviser, Adviser and the Fund.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust

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company, custodian, broker, dealer, futures commission merchant, other firm dealing in securities or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come into possession, pursuant to the provisions of this Agreement.

The Adviser and the Fund are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of Sub-adviser and agree that the obligations assumed by Sub-adviser pursuant to this Agreement will be limited in any case to Sub-adviser and its assets and the Adviser and the Fund shall not seek satisfaction of any such obligation from the shareholders of Sub-adviser, the trustees of Sub-adviser, officers, employees or agents of Sub-adviser, or any of them.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser, and any related losses, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney’s fees) paid, incurred or suffered by Adviser, as a result of the activities of the Sub-adviser (or omissions by the Sub-adviser in carrying out its obligations) under this Agreement, including the activities (or omissions) of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser, and any related losses, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney’s fees) paid, incurred or suffered by Sub-adviser, as a result of (a) the activities of the Adviser (or omissions by the Adviser in carrying out its obligations) under this Agreement or the Advisory Agreement, including the activities (or omissions) of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; or (b) any action or omission by Sub-adviser taken or not taken (i) in reliance on incomplete, obsolete or inaccurate information, records or documents provided by the Adviser or the Fund, or any agent of the Adviser or the Fund or (ii) at the direction of Adviser or the Fund, or any agent of the Adviser or the Fund; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

The agreements contained in this Article X shall remain operative and in full force and effect for applicable statutes of limitation periods regardless of (a) any investigation made by or on behalf of Sub-adviser or Adviser, or (b) any termination or expiration of this Agreement.

ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents; Additional Representations, Warranties and Agreements

A.        The Sub-adviser will reasonably cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may reasonably request and will reasonably cooperate with the preparation of the Disclosure Documents (as defined in Section C of Article XI below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

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B.        The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not knowingly contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly after Adviser has actual knowledge and becomes aware of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not knowingly contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly after Sub-adviser has actual knowledge and becomes aware of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

C.  Notwithstanding any provision in Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (each such person a “Sub-adviser Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney’s fees) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly, after gaining actual knowledge and becoming aware of such action or proceeding, notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory

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to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser or any Sub-adviser Indemnified Party without the consent of the Sub-adviser or such Sub-adviser Indemnified Party, as the case may be.

Notwithstanding any provision in Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.  The agreements, representations and indemnification contained in Sections A, B and C of this Article XI shall remain operative and in full force and effect for applicable statutes of limitation periods regardless of (a) any investigation made by or on behalf of any Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination or expiration of this Agreement.

E.  Sub-adviser represents and warrants to Adviser and Fund as follows: (1) Sub-adviser is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; (2) This Agreement constitutes the legal, valid, and binding obligation of Sub-adviser, enforceable against Sub-adviser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the rights of contract counterparties’ generally, general principles of equity or public policy. Sub-adviser has the absolute and unrestricted right, business trust power, and business trust authority to execute and deliver this and to perform its obligations under this Agreement; (3) Neither the execution and delivery of this Agreement by Sub-adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to: (a) any provision of Sub-adviser’s Declaration of Trust or By-Laws, (b) any resolution adopted by the board of trustees or the shareholders of Sub-adviser, (c) any law, regulation or administrative or court order to which Sub-adviser may currently be subject, or (d) any contract to which Sub-adviser is a party or by which Sub-adviser may be bound. Sub-adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder; (4) Sub-adviser is registered with the Securities and Exchange Commission as an

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investment adviser under the Investment Advisers Act of 1940, as amended, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business; (5) Sub-adviser shall at all times operate in compliance with the Investment Advisers Act of 1940, as amended; and (6) Sub-adviser has furnished to the Adviser true and complete copies of all the documents listed under the heading “Sub-adviser Documents” on Schedule C to this Agreement.

F.        The Adviser represents and warrants to Sub-adviser as follows: (1) The Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Colorado; (2) This Agreement constitutes the legal, valid, and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the rights of contract counterparties’ generally, general principles of equity or public policy. The Adviser has the absolute and unrestricted right, limited liability company power, and limited liability company authority to execute and deliver this Agreement and to perform its obligations under this Agreement; (3) Neither the execution and delivery of this Agreement or the Advisory Agreement by the Adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to: (a) any provision of the Adviser’s Certificate of Formation or limited liability company agreement, (b) any resolution adopted by the board of managers/directors or the shareholders of the Adviser, (c) any law, regulation or administrative or court order to which the Adviser may currently be subject, or (d) any contract to which the Adviser is a party or by which the Adviser may be bound. Except for the approval of the Board. the Fund’s shareholders as required by Section 15 of the Investment Company Act of 1940, as amended, and the Adviser’s Managers, the Adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder; (4) The Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business; (5) Adviser shall at all times operate in compliance with the Investment Advisers Act of 1940, as amended; and (6) The Adviser has furnished to Sub-adviser true and complete copies of all the documents listed under the heading “Fund’s Documents” on Schedule C to this Agreement.

G.        The Fund represents and warrants to Sub-adviser as follows: (1) The Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; (2) This Agreement constitutes the legal, valid, and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the rights of contract counterparties’ generally, general principles of equity or public policy. The Fund has the absolute and unrestricted right, corporate power, and corporate authority to execute and deliver this Agreement and to perform its obligations under this Agreement; (3) Neither the execution and delivery of this Agreement or the Advisory Agreement by the Fund nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to: (a) any provision of the Fund’s Articles of Incorporation or Bylaws, (b) any resolution adopted by the board of directors or the shareholders of the Fund, (c) any law, regulation or administrative or court order to which the Fund may currently be subject, or (d) any contract to which the Fund is a party or by which the Fund may be bound. Except for the approval of the Board, the Fund’s shareholders as required by Section 15 of the Investment Company Act of 1940, as amended, and the Adviser’s Managers, the Fund is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder; (4) The Fund shall at all times operate in compliance with the Investment Company Act of 1940, as amended; and (5) The Fund is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended, and is registered or licensed as an investment company under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

H.        Neither the Adviser nor the Fund shall use Sub-adviser’s name, or any logo, trademark, service mark, or other intellectual property of Sub-adviser in any manner during the term of this Agreement, except with the prior written approval of Sub-adviser; provided, however, that in no case shall

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the Adviser or Fund be required to submit any material for approval hereunder so long as the use or description of such name(s), logo, trademark, service mark, or other intellectual property has not been materially altered from any such material previously approved by Sub-adviser, nor in those cases where the material is not altered by the Adviser or Fund and is provided to them by a third party by or on behalf of Sub-adviser. Neither the Adviser nor the Fund shall use Sub-adviser’s name, or any logo, trademark, service mark, or other intellectual property of Sub-adviser in any manner after the termination or expiration of this Agreement, except with the prior written approval of Sub-adviser. This restriction shall survive termination or expiration of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant, and other applicable federal law. As used with respect to the Portfolios, the term “majority of the outstanding share” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder, such Acts, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Further Assurances

The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

ARTICLE XVI

Waiver

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

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ARTICLE XVII

Entire Agreement

This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

ARTICLE XVIII

Section Headings; Construction

The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

ARTICLE XIX

Assignment, Successors, and No Third-Party Rights

Subject to Section (4) of Article VII above, neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.

ARTICLE XX

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable, (c) when sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (d) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Name:	Name:
Title:
	Address:	8515 East Orchard Road
Greenwood Village, CO 80111
Attn: Secretary

Witness:	GREAT-WEST FUNDS, INC.

By:

Name:	Name:
Title:
	Address:	8515 East Orchard Road
Greenwood Village, CO 80111
Attn: Secretary

Witness:	FEDERATED INVESTMENT MANAGEMENT
COMPANY

By:

Name:	Name:
Title:

By:

Name:
Title:

Address:	Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attn: Carol Kayworth
Facsimile No: (412) 288-7747

Schedule A

Great-West Federated Bond Fund

Schedule B

Assets	Basis Points

$0 – 100 million	0.15%
$100 - $250 million	0.12%
$250 million and over	0.10%

Schedule C

Fund Documents

1.	Copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange.

2.	All policies, procedures, guidelines and codes adopted by the Board under the Investment Company Act of 1940, as amended, or any regulation thereunder, including (as applicable):
—	Rule 10f-3 (relating to affiliated underwriting syndicates),
—	Rule 17a-7 (relating to interfund transactions),
—	Rule 17e-1 (relating to transactions with affiliated Brokers), and
—	Rule 17j-1 (relating to a code of ethics)

3.	Copies of any SEC exemptive orders applicable to the Portfolios promptly after such exemptive orders become applicable to the Portfolios.

4.	All procedures and guidelines adopted by the Board regarding:
—	Repurchase agreements, and
—	Evaluating the liquidity of securities, including restricted securities, municipal leases and stripped U.S. government securities

5.	Any master agreements that the Fund has entered into on behalf of the Portfolios, including:
—	Master Repurchase Agreement,
—	Master Futures and Options Agreements,
—	Master Foreign Exchange Netting Agreements, and
—	Master Swap Agreements.

6.	CFTC Rule 4.5 letter.

7.	Pricing and performance calculation entities and contact persons.

Sub-adviser’s Documents

1.	Part II of Sub-adviser’s Form ADV most recently filed with the SEC.

2.	Procedures and checklists required by the following exemptive rules and orders under the Investment Company Act of 1940, as amended:
—	Rule 10f-3 (relating to affiliated underwriting syndicates),
—	Rule 17a-7 (relating to interfund transactions),
—	Rule 17e-1 (relating to transactions with affiliated Brokers),
—	Rule 17j-1 (relating to a code of ethics), and
—	Release Nos. IC-16602 and IC-19816 (granting an exemption for certain transactions with affiliated banks)

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made as of the 5th day of December 2013, by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”}, Franklin Advisers, Inc., a corporation organized under the laws of California, registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolio of the Fund (the “Portfolio”) listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolio, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.      Investment Sub-Advisory Services.    In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)    perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

(b)    consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

(c)    seek out specific investment opportunities for the Portfolio consistent with an overall investment plan approved by the Adviser and the Board;

(d)    take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio including exercising full discretion to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolio and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)    regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

(f)    communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolio including, but not limited to, purchases, sales and contractual commitments;

(g)    arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

(h)    report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

(i)    maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio required to be maintained by Sub-adviser;

(j)    arrange with the Adviser an administrative process acceptable to Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolio resulting from the investment management services provided to the Portfolio;

(k)    vote all shares held by the Portfolio;

(I)    provide such information as reasonably requested by the Adviser for compliance and regulatory matters, including, but not limited to, any material changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics that are likely to affect the Portfolio or Sub- adviser’s performance under this Agreement; and

(m)    cooperate in annual due diligence inspections of the Sub-adviser by the Adviser as reasonably requested by Adviser.

(n)     In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.    Limitations on Advisory Services.    The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act).

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund and shall not be responsible for timely compliance with any instruction or document unless same is furnished to Sub-adviser in a timely manner.

ARTICLE III

Compensation of the Sub-adviser

A.    Investment Advisory Fee.    The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.    Allocation of Expenses.    The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to filing class action or bankruptcy settlement award claims on behalf of the Fund; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings.

ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provisions of the 1940 Act, the 1934 Act, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub- adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner the Sub-adviser deems equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as Sub-adviser hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolio.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)        maybe terminated by the Sub-adviser on sixty days prior written notice to the Adviser and the Fund;

(b)        shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolio, on sixty days written notice to the Sub-adviser;

 (c)        may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolio, if required; and

 {d)        shall automatically terminate upon assignment by any party.

ARTICLE VIII

Recordkeeping

The Sub-adviser and the Fund each acknowledge that the other has certain recordkeeping obligations, under the Investment Advisers Act of 1940 and the Investment Company Act of 1940, respectively, relating to records which may be generated in connection with the performance of the sub advisory services contemplated hereunder. In order to ensure compliance with applicable regulations, the Sub-adviser and the Fund agree that all accounts and records which Sub-adviser maintains for the Portfolio shall be the joint property of the Fund and the Sub-adviser. Insofar as the Sub-adviser will be responsible for generating and maintaining certain Portfolio records, the Sub-adviser agrees that it will promptly provide to the designated officers of the Fund copies of any or all such accounts and records upon request, in electronic or other format acceptable to both Sub-adviser and the Fund. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors, and as required by law. The Sub-adviser may also make such records available to certain affiliates, consultants, or agents for which Sub-adviser has requested and received the prior written approval of the Fund, which approval will not be unreasonably withheld. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

Subject to the limitations set forth in Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.    The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

B.    The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, (the “1933 Act), the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934, the 1940 Act, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

C.    Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party”), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the

Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.  The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term “majority of the outstanding shares” shall have the meaning ascribed to it under the 1940 Act, as amended, or the rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or the rules and regulations thereunder, such Act, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Non-Compete

The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a “Customer”) of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub- adviser agrees:

(a)    not knowingly to utilize any confidential information regarding the Customer and/or its employees’ participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser or its affiliates;

(b)    not knowingly to attempt to contact the Customer without prior notification to the Adviser; and

(c)    not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer’s defined contribution plan(s).

In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer’s consideration.

The following situations are not subject to the provisions of this Section XV:

(a)    Customer has a pre-existing relationship with Sub-adviser; or

(b)    Sub-adviser or any of its affiliates makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer’s case using publicly available information; or

(c)    no introduction to Customer is made.

ARTICLE XVI

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

Name:	Name:
Title:
Address:

Witness:	GREAT-WEST FUNDS, INC.

Name:	Name:
Title:
Address:

Witness:	FRANKLIN ADVISERS, INC.

Name:	Name:
Title:
Address:

Schedule A

Portfolio

Great-West Templeton Global Bond Fund

Commencement Date of Sub-advisory Services

December 5, 2013

Schedule 8

Fees payable to the Sub-adviser pursuant to Article Ill hereof shall be at the following annual rates for the Portfolio:

Portfolio	Percentage of Average Daily Net
Asset Value

Portfolio	0.30% of first $100 Million
0.275% of next $200 Million
0.25% over $300 Million

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Geode Capital Management, LLC, a limited liability company organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment.  The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.        Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)      consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)      perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)      seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)      take such steps as are necessary to implement the investment plan for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)      communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)      arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)      report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)      maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)      arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

(10)    provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)    meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as requested from time to time by the Adviser; and

(12)    vote all shares held by the Portfolios. Sub-adviser may act as the Portfolio’s proxy voting agent directly or Sub-adviser may (in whole or in part) employ a third-party to vote proxies on behalf of the Portfolio in accordance with the proxy voting policies and procedures of Sub-adviser as provided to the Portfolio and Adviser, provided, however, that in either case, Sub-adviser shall be responsible for voting all proxies on behalf of the Portfolio.  .

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C.        Authorizations.

(1)      Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)      In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)      If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

(1)      The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)      The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto reasonably in advance of effectiveness and in any event before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee.  The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement.

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Payment will be made on or about the 15th day of each month based on the average daily net assets of the Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.        Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-adviser shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts for which the Sub-adviser is solely responsible.

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ARTICLE IV

Portfolio Transactions and Brokerage

A.        Portfolio Transactions and Brokerage.  The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)      The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will seek to use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)      The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)      Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

A.        Exclusivity; Supplemental Investment Research.

(1)      The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others. The Sub-adviser will fulfill its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

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(2)      It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

B.        Investment Transactions.    Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.        Aggregate Transactions.  It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to seek to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness.  This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.        Term.  The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a

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majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.        Termination.  This Agreement:

(1)      shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser except as provided in clause (C5) below;

(2)      shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)      shall automatically terminate upon assignment by either party; and

(4)      may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-advisor materially breaches its obligations or any representation or warranty hereunder.

(5)      may be terminated upon written notice from Sub-adviser to Adviser in the event Adviser materially breaches its obligations or any representation or warranty hereunder or the Fund or Adviser materially amends the investment plan or restrictions applicable to the Portfolio in a manner not reasonably acceptable to the Sub-adviser.

D.        Amendment.  This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios.

ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated offers of the Fund copies of any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s

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accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof or pursuant to legal process.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.        Indemnification of Adviser and Fund by Sub-adviser.    The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

B.        Indemnification of Sub-adviser by Adviser.  The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.        Indemnification Related to Disclosure Documents.

(1)      The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20

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of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)      The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.        Limitation of Liability.  In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.        Procedures.

(1)      The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)      In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event

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of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)      So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)      Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.        Representations and Warranties of Sub-Adviser.  Sub-adviser represents and warrants to the Adviser as follows:

(1)      Organization and Authority.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

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(2)        Authorization.  The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)        Non-Contravention.  The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

(4)        Registration.    It is registered as an investment adviser under the Investment Adviser’s Act of 1940, as amended.

(5)        Disclosure Documents.

(a)      The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular disclosure document.

(b)      The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

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B.        Representation and Warranties of Adviser.  The Adviser represents and warrants to Sub-adviser as follows:

(1)      Organization and Authority.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)      Authorization.    The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)      Non-Contravention.  The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)      Registration.    It is registered as an investment adviser under the Investment Adviser’s Act of 1940.

(5)      Disclosure Documents.  The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.        Governing Law; Interpretation.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules

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and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.        Severability.    If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.        Counterparts.  This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.        Notices.  Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn:  Beverly A. Byrne, Chief Compliance Officer

If to the Sub-adviser:

Geode Capital Management, LLC

Attn: General Counsel

One Post Office Square, 28th Floor

Boston, MA 02109

E.        No Third Party Beneficiaries.  The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F.        Waiver.  Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.        Survival.  Article VIII hereof shall survive the termination of this Agreement.

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H.        Entire Agreement.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.         Independent Contractors; No Agency.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.         Captions.  The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.        Force Majeure.  No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.        Non-Compete.    Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

GEODE CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

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Schedule A – Portfolios

Great-West Real Estate Index Fund

Schedule B – Fees

Portfolio	Fee Rate (as a % of average daily net asset value)
Great-West Real Estate Index Fund	0.08% on the first $100 million; 0.06% on all assets in excess of $100 million

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to certain of the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment.  The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

B.        Investment Sub-Advisory Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)      consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)      perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)      seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)      take such steps as are necessary to implement the investment plan for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)      communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)      arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)      report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)      maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)      arrange with the Adviser an administrative process acceptable to the Adviser and Sub-adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

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(10)    provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any material changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)    meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as reasonably requested from time to time by the Adviser; and

(12)    vote all shares held by the Portfolios, if legally able to do so.

C.        Authorizations.

(1)      Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)      If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

(1)      The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)      The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

E.        GS Marks.

(1)      The Sub-Adviser hereby grants the Adviser a limited, non-transferable, non-exclusive license, without the right to sub-license, to use the Sub-Adviser’s marks appearing on Exhibit 1 (the “GS Marks”) in its promotional and sales related materials for the sole purpose of promoting the Portfolio (the “Permitted Purpose”), only for so long as the Sub-Adviser serves as an investment adviser of the Portfolio and only with the prior written approval of the Sub-Adviser,

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such approval to be withheld for any reason or no reason. The Adviser will use the GS Marks only in the exact form, style and type prescribed by the Sub-Adviser and will acquire no ownership in the GS Marks by virtue of using them. The Adviser acknowledges the Sub-Adviser’s exclusive right, title and interest in and to the GS Marks and will not, at any time, do or cause to be done any act or thing contesting or impairing such rights, titles and interests. The Adviser further acknowledges that the sole right granted hereunder with respect to the GS Marks is to use the GS Marks solely and specifically in connection with the Permitted Purpose, and for no other purpose whatsoever. All goodwill that arises from the use of the GS Marks by the Adviser will inure to the sole benefit of the Sub-Adviser. Notwithstanding the above, for so long as the Sub-Adviser serves as investment advisor to the Portfolio, the Adviser and the Fund may use the Portfolio’s name (Maxim Goldman Sachs MidCap Value Portfolio) in the registration statement, shareholder reports, other SEC filings of the Portfolio and on the Fund’s web site and in marketing materials without the Sub-Adviser’s prior written consent.

(2)      Both the Sub-Adviser and the Adviser each retain and reserve the right to use their own trademarks, service marks, logos, names and symbols in the manner that each may have done prior to the Sub-Advisory Agreement and in any other lawful manner.

(3)      Neither the Sub-Adviser nor the Adviser will depart from the approved use of the GS Marks without the prior written consent of the party who provided the initial approval. Except as specifically provided otherwise in the Sub-Advisory Agreement, the Adviser will not, without the prior written consent of the Sub-Adviser in each instance, (i) use in advertising, publicity, marketing or other promotional materials or activities, the name, trade name, trademark, trade device, service mark or symbol, or any abbreviation, contraction or simulation thereof, of the Sub-Adviser, its affiliates, or their respective partners or employees, or (ii) represent, directly or indirectly, that any product or service provided by the Adviser has been approved or endorsed by the Sub-Adviser. This provision will survive termination or expiration of the Sub-Advisory Agreement.

(4)      The Sub-Adviser represents and warrants that it has full right and title to the GS Marks and any Sub-Adviser name, trade name, trademark, trade device, service mark or other symbol, or any abbreviation, contraction or simulation thereof, that it approves for use by the Adviser, and that the foregoing shall not infringe upon the intellectual property rights of any third party.

(5)      The Sub-Adviser shall have the right to immediately terminate the license provided by this section upon notice to the Adviser: (i) in the event of any breach or threatened breach of the terms hereof; (ii) with or without cause; or (iii) if the Sub-Adviser ceases to be an investment adviser of the Portfolio.

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ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee.  The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.        Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund and/or the Portfolios: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-adviser shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts.

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ARTICLE IV

Portfolio Transactions and Brokerage

A.        Portfolio Transactions and Brokerage.  The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker, dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)      The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)      The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to Adviser or the Sub-adviser, the Fund’s principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-adviser may aggregate sales and purchase orders with respect to the assets of the Portfolios with similar orders being made simultaneously for other accounts advised by the Sub-adviser or its affiliates. Whenever the Sub-adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolios and one or more other accounts advised by the Sub-adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolios.

Subject to the Sub-adviser’s obligations to seek best execution, Adviser agrees that the Sub-adviser, in its sole discretion, may place transactions on behalf of the Portfolios and the Fund with any

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broker-dealer deemed to be an affiliate (including affiliated Futures Commission Merchants) of the Sub-adviser (the “Affiliated Broker-Dealers”) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-adviser’s Form ADV Registration Statement on file with the Securities and Exchange Commission (“Form ADV”)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Fund’s policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Adviser, the Portfolios or the Fund.

Adviser further authorizes the Sub-adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the “Cross Transactions”) on behalf of the Portfolios and the Fund. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolios or the Fund and the counterparty to the transaction. Cross Transactions enable the Sub-adviser to purchase or sell a block of securities for the Portfolios or the Fund at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-adviser believes that Cross Transactions can provide meaningful benefits for the Portfolios and the Fund and its clients generally. Adviser, the Portfolios and the Fund should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Adviser understands that its authority to the Sub-adviser to execute agency Cross Transactions for the Portfolios is terminable at will without penalty, effective upon receipt by the Sub-adviser of written notice from Adviser, and that the failure to terminate such authorization will result in its continuation.

The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)      Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

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ARTICLE V

Activities of the Sub-adviser

A.        Exclusivity; Supplemental Investment Research.

(1)      The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)      It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

B.        Investment Transactions.  Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.        Aggregate Transactions.  It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

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ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness.  This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.        Term.  The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.        Termination.  This Agreement:

(1)      shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)      shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)      shall automatically terminate upon assignment by either party; and

(4)      may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-advisor materially breaches its obligations or any representation or warranty hereunder.

D.        Amendment.    This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios.

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ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law, with the understanding that the Sub-adviser’s records are not the official books and records for the Portfolios. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.        Indemnification of Adviser and Fund by Sub-adviser.    The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

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B.        Indemnification of Sub-adviser by Adviser.  The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser from and again any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, (2) the activities of Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates, and (3) Adviser’s breach of its obligations under Article II, Section E of this Agreement; provided, however, that in no event is Adviser’s indemnify in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.        Indemnification Related to Disclosure Documents.

(1)      The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)      The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and

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duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.        Limitation of Liability.  In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.        Procedures.

(1)      The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)      In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)      So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified

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Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)      Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.        Representations and Warranties of Sub-Adviser.  Sub-adviser represents and warrants to the Adviser as follows:

(1)      Organization and Authority.  It is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all limited partnership powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)      Authorization.  The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s limited partnership powers and have been duly authorized by all necessary action on the part of Sub-adviser.

(3)      Non-Contravention.  The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

(4)      Registration.  It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

(5)      Disclosure Documents.

(a)      The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined herein, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The

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Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document.

(b)      The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.        Representation and Warranties of Adviser.  The Adviser represents and warrants to Sub-adviser as follows:

(1)      Organization and Authority.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)      Authorization.    The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)      Non-Contravention.  The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)      Registration.    It is registered as an investment adviser under the Investment Advisers Act of 1940.

(5)      Disclosure Documents.  The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act,

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the 1940 Act, each as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.        Governing Law; Interpretation.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.        Severability.    If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.        Counterparts.  This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.        Notices.  Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on

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the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Secretary

If to the Sub-adviser:

Goldman Sachs Asset Management, L.P.

32 Old Slip

New York, NY 10005

Attn: Scott E. Kilgallen

E.        No Third Party Beneficiaries.  The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

F.        Waiver.  Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.        Survival.  Article VIII hereof shall survive the termination of this Agreement.

H.        Entire Agreement.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.        Independent Contractors; No Agency.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.        Captions.  The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

16

K.        Force Majeure.  No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.        Non-Compete.    Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:

Witness:	Name:

Name:	Title:

18

Schedule A – Portfolios

Great-West Goldman Sachs Mid Cap Value Fund

Schedule B – Fees

Assets Under Management	Sub-advisory Fee
First $100,000,000	40 basis points
Next $600,000,000	35 basis points
Over $700,000,000	32 basis points

Exhibit 1

GOLDMAN SACHS ASSET MANAGEMENT LOGO

INTERIM

INVESTMENT ADVISORY AGREEMENT

This Interim Investment Advisory Agreement is made this 8th day of October 2013 (this “Agreement”), by and between Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”), and Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”).

ARTICLE I

Duties of the Adviser

Great-West Funds hereby employs the Adviser to act as the investment adviser to and manager of Great-West Funds, and, subject to the review of the Board of Directors of Great-West Funds (the “Board”), to manage the investment and reinvestment of the assets of its existing series and of each series it may create in the future (each, a “Fund” and collectively, the “Funds”) and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Great-West Funds in any way or otherwise be deemed an agent of Great-West Funds.

A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of Great-West Funds, the Adviser shall, when appropriate and consistent with the limitations set forth in Section C hereof:

(a)	perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of Great-West Funds;

(b)	consult with the Board and furnish to the Board recommendations with respect to an overall investment plan for approval, modification, or rejection by the Board;

(c)	seek out, present, and recommend specific investment opportunities, consistent with any overall investment plan approved by the Board;

(d)	take such steps as are necessary to implement any overall investment plan approved by the Board, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of Great-West Funds, and providing or obtaining such services as may be necessary in managing, acquiring, or disposing of investments;

(e)	regularly report to the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Great-West Funds;

(f)	maintain all required accounts, records, memoranda, instructions, or authorizations relating to the acquisition or disposition of investments for Great-West Funds; and

(g)	determine the net asset value of Great-West Funds as required by applicable law.

If, in the judgment of the Adviser, Great-West Funds would be benefited by supplemental investment research from other persons or entities, outside the context of a specific brokerage transaction, the Adviser is authorized to obtain and pay a reasonable flat fee for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expense of the Adviser may not be necessarily reduced as a result of the receipt of such supplement information. The Adviser shall regularly report to the Board when it has secured or, where time permits, intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or to disapprove of said research.

B.  Administrative Services.  In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of Great-West Funds and the Funds, including all financial reporting for Great-West Funds. In this connection, the Adviser agrees to: (i) assist in supervising all aspects of Great-West Funds’ operations, including the coordination of all matters relating to the functions of the custodian, transfer agent, or other shareholder service agents, if any, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds, (ii) provide Great-West Funds, at the Adviser’s expense, with services of persons who may be the Adviser’s officers, competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of Great-West Funds, including duties in connection with certain reports and the maintenance of certain books and records of Great-West Funds, and (iii) provide Great-West Funds, at the Adviser’s expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. Nothing contained herein will be construed to restrict Great-West Funds’ right to hire its own employees or to contract for services to be performed by third parties.

C.  Limitations on Advisory Services.  The Adviser shall perform the services under this Agreement subject to the review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of Great-West Funds as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Great-West Funds has furnished or will furnish the Adviser with copies of Great-West Funds’ Prospectuses, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by Great-West Funds.

D.  Relationship with Sub-advisers Pursuant to Manager-of-Managers Structure.  In fulfilling its duties, the Adviser may select and contract at its own expense with sub-advisers to manage the purchase, retention, and disposition of the investments, securities, and cash of each Fund other than any Fund that is part of a master-feeder arrangement. Furthermore, one or more Funds, as determined by the Adviser, may be advised by two or more sub-advisers. Under these circumstances, the Adviser would allocate such a Fund’s assets between and among its sub-advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

Great-West Funds and the Adviser understand and agree that the Adviser will manage Great-West Funds in a “manager-of-managers” style, which contemplates that the Adviser, among other things, is responsible for:

(i)	reviewing and recommending prospective sub-advisers for each Fund;

(ii)	monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates;

(iii)	providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers;

(iv)	communicating performance expectations and evaluation to each sub-adviser;

(v)	determining whether each sub-advisory agreement should be renewed, modified, or terminated; and

(vi)	providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

All actions of the Adviser are subject to review by the Board. Great-West Funds recognizes that a sub-adviser’s services may be terminated or modified pursuant to this process, and that the Adviser may appoint a new sub-adviser for a sub-adviser that is so removed.

Each sub-adviser’s fees will be paid by the Adviser out of the advisory fees received from each of the Funds. The fee will be computed daily and paid periodically at an annual rate applied to the value of the average daily net assets of the Fund or, in the future, the portion of the Fund managed by that sub-adviser. Fees paid to a sub-adviser of a Fund with multiple sub-advisers would depend both on the fee rate negotiated with the Adviser and on the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser would not be constant, and the relative amounts of fees paid to the various sub-advisers of a Fund would fluctuate. These internal fluctuations, however, would not affect the total management fees paid by a Fund, which would continue to be fixed at the rates and on the terms described in Article II, Section A of this Agreement. Great-West Funds and its Funds have no responsibility to compensate any sub-adviser in any manner.

The sub-advisers serve in a sub-advisory capacity to the Adviser with respect to each Fund for which they provide investment advice. Subject to the general supervision and direction of the Adviser and, ultimately, the Board, each sub-adviser for a Fund:

(i)	furnishes a continuous investment program for the Fund (or, in the future, the portion thereof for which it provides investment advice) it advises in accordance with the Fund’s stated investment objectives and policies;

(ii)	makes investment decisions for the Fund (or, in the future, the portion thereof for which it provides investment advice); and

(iii)	places all orders to purchase and sell securities on behalf of the Fund (or, in the future, the portion thereof for which it provides investment advice).

Each sub-adviser is, and any future sub-adviser will be, registered as an investment adviser under the Investment Advisers Act of 1940 and is or will be an “investment adviser,” as defined in Section 2(a)(20) of the Investment Company Act, with respect to the Fund or Funds (or portion thereof) for which it provides investment advice. In addition, a sub-adviser may perform certain limited administrative functions associated with its services for the relevant Fund(s) as set forth in the relevant sub-advisory agreement.

If a Fund employs multiple sub-advisers, each of whom would have complete discretion to purchase and sell securities for that portion of the assets of the Fund assigned to it by the Adviser, the Adviser will monitor the performance of both the Fund as a whole and each sub-adviser and will reallocate Fund assets among individual sub-advisers, or recommend to the Board that a Fund employ or terminate particular sub-advisers, to the extent necessary to achieve the overall objective of the particular Fund.

Pursuant to the “manager-of-managers” structure, each sub-adviser recommended by the Adviser will be selected and approved by the Board, including a majority of the Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act, of Great-West Funds or the Adviser (the “Independent Directors”), and each sub-adviser will perform its services pursuant to a written sub-advisory agreement that complies with Section 15(a) of the Investment Company Act and has been approved by the Board, including a majority of the Independent Directors.

ARTICLE II

Compensation of the Adviser

A.  Investment Advisory Fee.  As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Great-West American Century Growth Fund; 0.95% of the average daily net assets of the Great-West Ariel Mid Cap Value Fund; 1.00% of the average daily net assets of the Great-West Ariel Small Cap Value Fund; 0.50% of the average daily net assets of the Great-West Bond Index Fund; 0.70% of the average daily net assets of the Great-West Federated Bond Fund; 1.25% of the average daily net assets of the Great-West Goldman Sachs Mid Cap Value Fund; 0.70% of the average daily net assets of the Great-West International Index Fund; 1.40% of the average daily net assets of the Great-West Invesco Small Cap Value Fund; 1.00% of the average daily net assets of the Great-West Multi-Manager Large Cap Growth Fund on assets up to $1 billion and 0.95% of the average daily net assets of the Great-West Multi-Manager Large Cap Growth Fund on assets over $1 billion; 0.90% of the average daily net assets of the Great-West Loomis Sayles Bond Fund; 1.00% of the average daily net assets of the Great-West Loomis Sayles Small Cap Value Fund; 1.20% of the average daily net assets of the Great-West MFS International Growth Fund; 1.00% of the average daily net assets of the Great-West MFS International Value Fund; 0.46% of the average daily net assets of the Great-West Money Market Fund; 1.10% of the average daily net assets of the Great-West Putnam Equity Income Fund; 1.10% of the average daily net assets of the Great-West Putnam High Yield Bond Fund; 0.70% of the average daily net assets of the Great-West Real Estate Index Fund; 0.60% of the average daily net assets of the Great-West S&P 500 Index Fund; 0.60% of the average daily net assets of the Great-West S&P Mid Cap 400 Index Fund; 0.60% of the average daily net assets of the Great-West S&P Small Cap 600 Index Fund; 0.60% of the average daily net assets of the Great-West Short Duration Bond Fund; 1.10% of the average daily net assets of the Great-West Small Cap Growth Fund; 0.60% of the average daily net assets of the Great-West Stock Index Fund; 1.30% of the average daily net assets of the Great-West Templeton Global Bond Fund; 0.80% of the average daily net assets of the Great-West T. Rowe Price Equity Income Fund; 1.00% of the average daily net assets of the Great-West T. Rowe Price Mid Cap Growth Fund; and 0.60% of the average daily net assets of the Great-West U.S. Government Mortgage Securities Fund.

As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.12% of the average daily net assets of the Great-West Lifetime 2015 Fund I, Great-West Lifetime 2015 Fund II, Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025 Fund I, Great-West Lifetime 2025 Fund II, Great-West Lifetime 2025 Fund III, Great-West Lifetime 2035 Fund I, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund I, Great-West Lifetime 2045 Fund II, Great-West Lifetime 2045 Fund III, Great-West Lifetime 2055 Fund I, Great-West Lifetime 2055 Fund II, and Great-West Lifetime 2055 Fund III.

As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each of the Great-West Aggressive Profile I Fund, Great-West Moderately Aggressive Profile I Fund, Great-West Moderate Profile I Fund, Great-West Moderately Conservative Profile I Fund, Great-West Conservative Profile I Fund; and 0.10% of the average daily net assets of each of the Great-West Aggressive Profile II Fund, Great-West Moderately Aggressive Profile II Fund, Great-West Moderate Profile II Fund, Great-West Moderately Conservative Profile II Fund, Great-West Conservative Profile II Fund.

As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.10% of the average daily net assets of the Great-West SecureFoundation® Balanced Fund; 0.16% of the average daily net assets of the Great-West SecureFoundation® Balanced ETF Fund; 0.12% of the average daily net assets of the Great-West SecureFoundation® Lifetime 2015 Fund, Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, and Great-West SecureFoundation® Lifetime 2055 Fund.

B.  Allocation of Expenses.  Except with respect to the Funds indicated below, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, and Great-West Funds shall pay only extraordinary expenses, including the cost of litigation.

With respect to the Great-West Ariel Small Cap Value, Great-West Ariel Mid Cap Value, Great-West Loomis Sayles Small Cap Value, Great-West T. Rowe Price Equity Income, Great-West Small Cap Growth, Great-West MFS International Value, Great-West T. Rowe Price Mid Cap Growth and Great-West SecureFoundation® Balanced ETF Funds:

(a)	The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)	Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors’ fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs. Accounting services are provided for Great-West Funds by the Adviser and Great-West Funds shall reimburse the Adviser for its costs in connection therewith.

With respect to the Great-West Lifetime 2015 Fund I, Great-West Lifetime 2015 Fund II, Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025 Fund I, Great-West Lifetime 2025 Fund II, Great-West Lifetime 2025 Fund III, Great-West Lifetime 2035 Fund I, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund I, Great-West Lifetime 2045 Fund II, Great-West Lifetime 2045 Fund III, Great-West Lifetime 2055 Fund I, Great-West Lifetime 2055 Fund II, and Great-West Lifetime 2055 Fund III, the

Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

With respect to the Great-West SecureFoundation® Balanced Fund, Great-West SecureFoundation® Lifetime 2015 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, and Great-West SecureFoundation® Lifetime 2055 Fund, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

With respect to the Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, and Great-West SecureFoundation® Lifetime 2050 Fund, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

Notwithstanding the preceding paragraphs of Section B, above, with respect to the Class L shares of the Funds, as applicable, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

Notwithstanding the second and sixth paragraphs of Section B, above, with respect to the Class L shares of the Great-West Ariel Small Cap Value, Great-West Ariel Mid Cap Value, Great-West Loomis Sayles Small Cap Value, Great-West T. Rowe Price Equity Income, Great-West Small Cap Growth, Great-West MFS International Value, and Great-West T. Rowe Price Mid Cap Growth Funds:

(a)	The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)	Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, costs of auditing services, directors’ fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs, and all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act (or successor plan). Accounting services are provided for Great-West Funds by the Adviser and Great-West Funds shall reimburse the Adviser for its costs in connection therewith.

Notwithstanding the preceding paragraphs of Section B, above, with respect to the Class A and S shares of the Great-West SecureFoundation® Balanced ETF Fund:

(a)	The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)	Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors’ fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs, and all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act (or successor plan). Accounting services are provided for Great-West Funds by the Adviser and Great-West Funds shall reimburse the Adviser for its costs in connection therewith.

C.  Excess Expenses.  Notwithstanding the second paragraph of Section B, above, with respect to the following Funds of Great-West Funds, the Adviser shall pay Expenses which exceed an annual rate of: 1.10% of the average daily net assets of the Great-West Ariel Mid Cap Value Fund; 1.35% of the average daily net assets of the Great-West Ariel Small Cap Value Fund; 1.30% of the average daily net assets of the Great-West Loomis Sayles Small Cap Value Fund; 1.20% of the average daily net assets of the Great-West MFS International Value Fund; 1.10% of the average daily net assets of the Great-West Small Cap Growth Fund; 0.95% of the average daily net assets of the Great-West T. Rowe Price Equity Income Fund; and 1.05% of the average daily net assets of the Great-West T. Rowe Price Mid Cap Growth Fund. For purposes of this Section C, “Expenses” with respect to a Fund shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Fund, and (b) expenses to be paid directly by Great-West Funds, as described in clause (b) of the second paragraph of Section B, above, with respect to such Fund.

Notwithstanding the seventh paragraph of Section B, above, with respect to Class L shares of the Great-West Ariel Mid Cap Value Fund, Great-West Ariel Small Cap Value Fund, Great-West Loomis Sayles Small-Cap Value Fund, Great-West MFS International Value Fund, Great-West Small-Cap Growth Fund, Great-West T. Rowe Price Equity/Income Fund, and Great-West T. Rowe Price MidCap Growth Fund, for purposes of this Section C, “Expenses” with respect to a Fund shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Fund, and (b) expenses to be paid directly by Great-West Funds, as described in clause (b) of the seventh paragraph of Section B, above, excluding all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act (or successor plan), with respect to such Fund.

ARTICLE III

Portfolio Transactions and Brokerage

The Adviser agrees to determine the securities to be purchased or sold by the Funds, subject to the provisions of Article I, and to place orders pursuant to its determinations, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for Great-West Funds and will use its best efforts to obtain the most favorable net results and execution of Great-West Funds’ orders, taking into account all appropriate factors including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Adviser for a flat fee (see Article I) the Adviser need not take such a flat fee into consideration.

If, in the judgment of the Adviser, Great-West Funds would be benefited by supplemental investment research in addition to such research furnished for a flat fee, the Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The expenses of the Adviser may not necessarily be reduced as a result of receipt of such supplemental information.

Subject to the above requirements and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or Great-West Funds are affiliated.

ARTICLE IV

Activities of the Adviser

The services of the Adviser to Great-West Funds under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees, and shareholders of Great-West Funds are or may become interested in the Adviser, as managers, officers, employees, members, or otherwise, and that managers, officers, employees, or members of the Adviser are or may become similarly interested in Great-West Funds, and that the Adviser is or may become interested in Great-West Funds as shareholder or otherwise.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of Great-West Funds in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to Great-West Funds.

Securities held by Great-West Funds may also be held by separate accounts or other mutual funds for which the Adviser acts as an adviser or by the Adviser or its subsidiaries. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its subsidiaries or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for Great-West Funds or other entities for which the Adviser or its subsidiaries act as investment adviser or for their advisory clients arise for consideration at or about the same time, Great-West Funds agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, Great-West Funds recognizes that there may an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of Great-West Funds as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for Great-West Funds with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to Great-West Funds and to such other accounts or companies. Great-West Funds recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund’s portfolio.

ARTICLE V

Effectiveness of the Agreement

This Agreement shall not become effective (and the Adviser shall not serve or act as investment adviser) unless and until it is approved by the Board including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by the sole shareholder; and this Agreement shall come into full force and effect on the date on which it is so approved.

ARTICLE VI

Term of the Agreement

This Agreement unless sooner terminated as provided herein, shall become effective as of the day and year first written above, and shall remain in effect until the earlier of: (1) 150 days from the date hereof or (ii) a majority of the outstanding shares of each Fund approve an investment advisory agreement with the Adviser. This Agreement:

(a)	Shall not be terminated by the Adviser without sixty days’ prior written notice and without the prior approval of a new investment advisory agreement by vote of a majority of the outstanding shares of Great-West Funds;

(b)	Shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of Great-West Funds, on sixty days’ written notice to the Adviser;

(c)	Shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and

(d)	Shall automatically terminate upon assignment by either party.

ARTICLE VII

Recordkeeping

The Adviser agrees that all accounts and records which it maintains for Great-West Funds shall be the property of Great-West Funds and that it will surrender promptly to the designated officers of Great-West Funds any or all such accounts and records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of Great-West Funds in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to Great-West Funds’ accountants or auditors during regular business hours at the Adviser’s offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of Great-West Funds or as may be required by any governmental agency having jurisdiction.

ARTICLE VIII

Liability of the Adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its managers, agents, officers, employees, members, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its managers, officers, employees, or agents shall be subject to liability to Great-West Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by Great-West Funds or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

ARTICLE IX

Governing Law

This Agreement is subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to Great-West Funds or any of its Funds, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST FUNDS, INC.

By:
	Name:	Mary C. Maiers
	Title:	Chief Financial Officer & Treasurer

Attest:

By:

Name:	Ryan L. Logsdon

Title:	Assistant Vice President, Counsel &
Secretary

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
	Name:	David G. McLeod
	Title:	Managing Director

Attest:

By:

Name:	Ryan L. Logsdon

Title:	Assistant Vice President, Counsel &
Secretary

INTERIM

SUB-ADVISORY AGREEMENT

This Interim Sub-Advisory Agreement (this “Agreement”) is made this 8th day of October 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Putnam Investment Management, LLC, a limited liability company organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment.  The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.        Investment Sub-Advisory Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)      consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)      perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)      seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)      take such steps as are necessary to implement the investment plan for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)      communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)      arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)      report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)      maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)      arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

(10)    provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)    meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as requested from time to time by the Adviser; and

(12)    vote all shares held by the Portfolios.

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C.        Authorizations.

(1)      Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)      In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)      If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

(1)      The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)      The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee.  The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the

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Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.        Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-Advisor shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts.

ARTICLE IV

Portfolio Transactions and Brokerage

A.        Portfolio Transactions and Brokerage.  The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

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(1)      The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)      The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)      Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

A.        Exclusivity; Supplemental Investment Research.

(1)      The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)      It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

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B.        Investment Transactions.  Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.        Aggregate Transactions.  It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness.  This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement.

B.        Term.  The Agreement shall remain in effect until the earlier of (i) 150 days from the date hereof or (ii) a majority of the outstanding voting shares of each Portfolio approve a sub-advisory agreement between the Adviser, the Fund, on behalf of each Portfolio, and the Sub-Adviser.

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C.        Termination.  This Agreement:

(1)      shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)      shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)      shall automatically terminate upon assignment by either party; and

(4)      may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-adviser materially breaches its obligations or any representation or warranty hereunder.

D.        Amendment.  This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios.

ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.        Indemnification of Adviser and Fund by Sub-adviser.  The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers,

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employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

B.        Indemnification of Sub-adviser by Adviser.  The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser and its directors, officers, employees, agents, subsidiaries and affiliates from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.        Indemnification Related to Disclosure Documents.

(1)      The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof

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based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)      The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.        Limitation of Liability.  In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.        Procedures.

(1)      The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)      In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the

9

Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)      So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may reasonably deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may reasonably deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)      Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.        Representations and Warranties of Sub-Adviser.  Sub-adviser represents and warrants to the Adviser as follows:

(1)      Organization and Authority.  It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)      Authorization.  The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)      Non-Contravention.  The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

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(4)       Registration.    It is registered as an investment adviser under the Investment Adviser’s Act of 1940, as amended.

(5)       Disclosure Documents.

(a)      The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular disclosure document.

(b)      The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.        Representation and Warranties of Adviser.  The Adviser represents and warrants to Sub-adviser as follows:

(1)       Organization and Authority.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization.    The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

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(3)      Non-Contravention.  The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)      Registration.    It is registered as an investment adviser under the Investment Adviser’s Act of 1940.

(5)      Disclosure Documents.  The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.        Governing Law; Interpretation.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.        Severability.    If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

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C.       Counterparts. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.       Notices. Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Secretary

If to the Sub-adviser:

1 PO Square, 12th floor

Boston, MA 02109

Attn: Catherine Saunders

E.       No Third Party Beneficiaries. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F.       Waiver. Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.       Survival. Article VIII hereof shall survive the termination of this Agreement.

H.       Entire Agreement.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.        Independent Contractors; No Agency. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

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J.        Captions. The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.       Force Majeure. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.       Non-Compete.  Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

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Schedule A – Portfolios

Great-West Putnam High Yield Bond Fund

Great-West Putnam Equity Income Fund

Schedule B – Fees

Fee Rate (as a % of average daily net asset value).

Great-West Putnam High Yield Bond Fund

0.35% on all assets

Great-West Putnam Equity Income Fund

0.40% on the first $250 million

0.35% on the next $250 million

0.30% on all assets in excess of $500 million

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Invesco Advisers, Inc., a corporation organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment. The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.        Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)      consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)      perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)      seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)      take such steps as are necessary to implement the investment plan for the Portfolios, including (i) making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, (ii) management of investments and any other property of the Portfolios excluding cash, which the Adviser will manage, (iii) providing or obtaining such services as may be necessary in managing, (iv) acquiring or disposing of investments, and (v) consulting as appropriate with the Adviser;

(5)      communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)      arrange with the applicable broker or dealer at the time of the purchase or sale of investments of the Portfolios for the appropriate delivery of the investment or other asset;

(7)       report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)      maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments of the Portfolios as required by applicable law and this Agreement;

(9)      arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

(10)     provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)     meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as requested from time to time by the Adviser; and

(12)     vote all shares held by the Portfolios.

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C.        Authorizations.

(1)      Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)      In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)      If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

(1)      The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)      The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee. The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the

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Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.        Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for any Fund expenses.

ARTICLE IV

Portfolio Transactions and Brokerage

A.        Portfolio Transactions and Brokerage. The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)       The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results, including execution of the Portfolio’s orders, taking into account all appropriate factors, including, but not limited to, price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)       The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)       Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

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ARTICLE V

Activities of the Sub-adviser

A.        Exclusivity; Supplemental Investment Research.

(1)       The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)       It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

B.        Investment Transactions. Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

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C.        Aggregate Transactions. It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness. This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.        Term. The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.        Termination. This Agreement:

(1)       shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)       shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)       shall automatically terminate upon assignment by either party; and

(4)       may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-advisor materially breaches its obligations or any representation or warranty hereunder.

D.        Amendment.    This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

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ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors and agents engaged with the prior consent of Adviser, as contemplated herein, to service the Portfolios that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.        Indemnification of Adviser and Fund by Sub-adviser.    The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

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B.        Indemnification of Sub-adviser by Adviser. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.        Indemnification Related to Disclosure Documents.

(1)      The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)      The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any

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such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.        Limitation of Liability.  In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.        Procedures.

(1)      The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)      In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)      So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as

9

it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)       Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.  Representations and Warranties of Sub-Adviser. Sub-adviser represents and warrants to the Adviser as follows:

(1)       Organization and Authority.  It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization.  The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention.  The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

(4)       Registration.  It is registered as an investment adviser under the Investment Adviser’s Act of 1940, as amended.

(5)       Disclosure Documents.

(a)      The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws.

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The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular disclosure document.

(b)      The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.        Representation and Warranties of Adviser.  The Adviser represents and warrants to Sub-adviser as follows:

(1)      Organization and Authority.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)      Qualified Eligible Person.  It is a “qualified eligible person,” as defined in General Regulations Section 4.7 (“Rule 4.7”) promulgated by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act, as amended.

(3)      Authorization.  The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(4)      Non-Contravention.  The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(5)      Registration.  It is registered as an investment adviser under the Investment Adviser’s Act of 1940.

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(6)      Disclosure Documents.  The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.       Governing Law; Interpretation.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.       Severability.  If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.       Counterparts.  This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.       Notices.  Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that

12

guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Secretary

If to the Sub-adviser:

1166 Avenue of the Americas

New York, NY 10036

Attn: John Middleton

E.       No Third Party Beneficiaries. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F.       Waiver. Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.       Survival. Article VIII hereof shall survive the termination of this Agreement.

H.       Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.        Independent Contractors; No Agency. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.        Captions. The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.       Force Majeure. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

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L.       Non-Compete. Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

M.       Consent to Exemption. Adviser hereby consents to the Account being an “exempt account,” which is the account of a qualified eligible person that is directed or guided by a commodity trading advisor pursuant to an effective claim for exemption under Rule 4.7.

ARTICLE XI

CFTC NOTICE

PURSUANT TO AN EXEMPTION FROM THE CFTC IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

INVESCO ADVISERS, INC.

By:

Witness:	Name:

Name:	Title:

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Schedule A – Portfolios

Great-West Invesco Small Cap Value Fund

Schedule B – Fees

Assets Under Management	Sub-advisory Fee
First $100,000,000	50 basis points
Next $100,000,000	45 basis points
Next $200,000,000	30 basis points
Amounts over $400,000,000	20 basis points

GREAT-WEST FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the 5th day of December 2013, among Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”), Great-West Capital Management, LLC, a Colorado limited liability company (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Great-West Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Great-West Multi-Manager Large Cap Growth Fund (the “Fund”) is a series of Great-West Funds;

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between Great-West Funds and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities and for certain administrative services for the Fund; and

WHEREAS, the Adviser is authorized to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, Great-West Funds, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and Great-West Funds hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with each of the following and will promptly provide the Sub-Adviser with copies of any amendment or supplement thereto:

a. The Advisory Agreement;

b. Great-West Funds’ most recent effective registration statement as filed with the U.S. Securities and Exchange Commission (the “SEC”);

c. Great-West Funds’ Articles of Amendment and Restatement and Amended and Restated By-Laws; and

d. Any policies, procedures or instructions adopted or approved by Great-West Funds’ Board of Directors relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other instruments for investment by the Fund, to purchase and to sell securities and other instruments for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision of the Board of Directors of Great-West Funds, such specific instructions as the Board of Directors may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of Great-West Funds applicable to the Fund and furnished to the Sub-Adviser pursuant to Section 5 of this Agreement and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser shall manage the Fund Account subject to the restrictions, limitations policies and instructions described in the previous sentence as if the Fund Account were a separate registered investment company, unless otherwise instructed by the Adviser or Great-West Funds. The Sub-Adviser is not authorized by Great-West Funds or the Adviser to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, policy or instruction described in the previous sentence. At Great-West Funds’ reasonable request, the Sub-Adviser will review with Great-West Funds or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account. The Adviser will provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser hereunder.

The Sub-Adviser will, no less frequently than annually, present to the Board of Directors of Great-West Funds in person a review of its management of the Fund Account and provide such materials as the Adviser or Great-West Funds reasonably requests for such presentation. The Sub-Adviser will also participate in meetings (including onsite due diligence meetings at the Sub-Adviser’s offices among representatives of the Adviser and the Sub-Adviser) as shall be reasonably requested by the Adviser to review the Sub-Adviser’s management of the Fund Account.

The Sub-Adviser is authorized on behalf of the Fund to (i) enter into agreements and execute any documents required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the reasonable and customary representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

Further, Sub-Adviser shall maintain all accounts, books and records with respect to the Fund Account as are required of a sub-advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and will promptly surrender them to designated officers of Great-West Funds any or all such records upon request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. Any such records shall be made available, within a reasonable period after the request as agreed upon by the Adviser and the Sub-Adviser, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon written notice. In addition, (i) subject to its duty of confidentiality to its other clients and excluding proprietary information that Sub-Adviser reasonably considers to be confidential, the Sub-Adviser will provide any materials reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by Great-West Funds or the Adviser and (ii) the Sub-Adviser will provide such documents and information as may be required by any governmental agency or self-regulatory organization having jurisdiction thereof within such time as requested by any such governmental agency or self-regulatory organization.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. Great-West Funds will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Directors supplemental thereto. Great-West Funds and the Adviser agree, on an ongoing basis, to notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. Great-West Funds retains the right, on prior written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by Great-West Funds or the Adviser (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund

Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian via standard trade communication methods of all executed orders for the Fund Account placed by it with brokers and dealers and provide details of such orders to Great-West Funds. Great-West Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. Great-West Funds or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Custodian will provide reports of failed trades in the Fund Account, to the Adviser and the Sub-Adviser.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing best execution. Consistent with this policy, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is authorized to consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. The Sub-Adviser’s selection of broker-dealers to execute transactions for the Fund described in the preceding sentence is subject to review by Great-West Funds’ Board of Directors from time to time with respect to the extent and continuation of this practice. If, in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental investment and market research and security and economic analysis from other persons or entities outside of the context described above, the Sub-Adviser is authorized to obtain, and pay at its own expense, for such information.

b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of Great-West Funds, the Adviser, the Sub-Adviser or any sub-adviser for any other series of Great-West Funds; (ii) a principal underwriter of Great-West Funds’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) and ( c ) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and Great-West Funds’ Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and Great-West Funds’ Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers and that the Sub-Adviser shall not be liable to the extent that it executes a portfolio transaction for the Fund Account with a person not listed on the current list then in the Sub-Adviser’s possession. At the time the Sub-Adviser makes the determinations required by these procedures, it must complete and retain a written certification form memorializing the terms of the transaction and the fact that these determinations were made. A certification form shall be completed and retained with respect to each transaction involving an affiliated broker and must be signed by a portfolio manager of the Fund Account or appropriate compliance personnel.

d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser will (i) not consult with any other sub-adviser of the Fund concerning the Sub-Adviser’s or its affiliated persons’ transactions with the Fund in securities or other assets and (ii) only provide investment advice to the Fund with respect to the Fund Account.

e. Notwithstanding anything in this Agreement to the contrary, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Adviser and market value of the Fund Account), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Adviser or the Fund in accordance with the terms of this Agreement.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time in accordance with its proxy voting guidelines and procedures in effect from time to time. The Adviser agrees to instruct Custodian to forward all proxy materials and related shareholder communications to the designee provided by Sub-Adviser promptly upon receipt. Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. Great-West Funds will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. The Sub-Adviser shall be responsible for all of its expenses incurred performing the services delegated to it hereunder. As described in the Advisory Agreement, the Fund and/or Adviser are responsible for all other expenses incurred in the operation of the Fund and for all of its general administrative expenses.

The Adviser will promptly notify the Sub-Adviser of an overdraft in the custody account maintained by the Custodian for the Fund Account which the Adviser believes to have been caused by the Sub-Adviser and for which the Adviser plans to seek reimbursement from the Sub-Adviser for any resulting overdraft fees imposed by the Custodian. If the Sub-Adviser agrees that its action or inaction was the primary cause of such overdraft, the Sub- Adviser will reimburse the Fund Account for the overdraft fees charged by the Custodian, or such portion of the overdraft fees as agreed upon by the Adviser and the Sub-Adviser, upon the receipt of an invoice from the Adviser.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. Great-West Funds acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, members, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7 hereof regarding the aggregation of trades for the Fund Account with trades for other clients of the Sub-Adviser, Great-West Funds agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Sub-Adviser’s other clients, and its directors, officers and employees, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. Great-West Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. CERTIFICATE OF AUTHORITY. Great-West Funds, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors/Members or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of Great-West Funds, a Fund Account, the Adviser and/or the Sub-Adviser.

13. INDEMNIFICATION AND LIMITATION OF LIABILITY.

a. Sub- Adviser does not guarantee the future performance of the Fund Account or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund Account. The Adviser understands that investment decisions made for the Fund Account by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the Fund Account and in making investment decisions for the Fund Account, Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

b. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and the Adviser and their directors, officers, and employees from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or the Adviser as a result of Sub-Adviser’s (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, or (2) material breach of any representation or warranty made under this Agreement.

c. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser and its directors, officers and employees from and against any and all Losses incurred or suffered by Sub-Adviser as a result of Adviser’s (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, or (2) material breach of any representation or warranty made under this Agreement.

d. Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for Great-West Funds, or any amendment or supplement thereto, or in any preliminary prospectus, or proxy statements filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

e. The Sub-Adviser agrees to indemnify and hold harmless Great-West Funds and the Adviser, their directors and officers, and each person, if any, who controls Great-West Funds or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and the Adviser to the Sub-Adviser in subsection (d), but only with respect to information furnished in writing by Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents.

f. The party seeking indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

g. In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party and shall take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

i. So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions hereof; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled. Failure of any party hereto to give notice as required hereunder will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

j. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. The Sub-Adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the Fund Account.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and Great-West Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account, the Sub-Adviser, the Adviser and Great-West Funds received from another party and shall not disclose any such non-public information of the other party it has received unless the disclosing party has authorized the disclosure of the non-public information. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify Great-West Funds and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable Great-West Funds and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GREAT-WEST FUNDS. Great-West Funds represents, warrants and agrees that:

a. The Sub-Adviser has been duly appointed by the Board of Directors of Great-West Funds to provide investment services to the Fund Account as contemplated hereby.

b. Great-West Funds will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

c. Great-West Funds is currently in material compliance and shall at all times continue to comply with the requirements imposed upon Great-West Funds by applicable law and regulations.

d. This Agreement, is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule or obligation to which Great West Funds or the Fund is subject, and when so executed and delivered, will be binding upon Great West Funds in accordance with its terms.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

a. The Adviser has been duly authorized by the Board of Directors of Great-West Funds to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

b. The Adviser is registered as an “investment adviser” under the Advisers Act.

c. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

d. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to Great-West Funds or the Adviser in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of Great-West Funds or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that Great-West Funds and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds had informed the Sub-Adviser was to be used in the particular Disclosure Document.

e. This Agreement, is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule or obligation to which the Adviser is subject, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Advisers Act.

b. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

c. The Sub-Adviser will maintain, keep current and preserve on behalf of Great-West Funds, in the manner required or permitted by the 1940 Act, the records identified in Section 4. The Sub-Adviser agrees that such records are the property of Great-West Funds, and will be surrendered to Great-West Funds promptly upon request provided, however, that the Sub-Adviser may retain a copy of such records.

d. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or Great-West Funds may from time to time reasonably require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

e. The Sub-Adviser has adopted a written code of ethics complying in all material respects with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided Great-West Funds with a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of the Sub-Adviser shall certify to Great-West Funds that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser will provide a summary of violations, if any, of Sub-Adviser’s code of ethics from time to time in such form as determined by the Sub-Adviser. The Sub-Adviser has adopted a compliance program in compliance with Rule 206(4)-7 of the Advisers Act. The Sub-Adviser will provide Great-West Funds or the Adviser with copies of its compliance policies and procedures applicable to its compliance with Rule 206(4)-7 under the Advisers Act (“Compliance Program”) upon request and will provide a summary of its findings, if any, regarding the Sub-Adviser’s Compliance Program upon the request of Great-West Funds or the Adviser.

f. Great-West Funds and the Adviser acknowledge they have received, at least 48 hours prior to the execution of this Agreement, a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended. The Sub-Adviser will furnish a copy of its Form ADV to the Adviser at least annually and promptly after filing with the SEC any amendment thereto which reflects any material changes with respect to the Fund.

g. The Sub-Adviser will promptly notify Great-West Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify Great-West Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund.

h. The Sub-Adviser represents and warrants to Great-West Funds and the Adviser that the information furnished in writing by it which Great-West Funds or the Adviser has informed it is to be used in a particular Disclosure Document, as defined above, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify Great-West Funds and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document.

i. The Sub-Adviser will cooperate with Great-West Funds and the Adviser in connection with the registration or qualification of units of the Fund for offer and sale under the securities or Blue Sky laws of such jurisdictions as they may request and will cooperate with the preparation of the Disclosure Documents. Great-West Funds or the Adviser will provide the Sub-Adviser with copies of applicable updates to the registration statement or supplements thereto at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-Adviser or its affiliates, or relating to the description of the investment objectives and policies of the Fund.

j. This Agreement, is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule or obligation to which the Sub-Adviser is subject, and when so executed and delivered, will be binding upon the Sub-Adviser in accordance with its terms.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and Great-West Funds, which amendment is subject to the approval of the Board of Directors, including by a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. In connection with such approvals, the Sub-Adviser shall furnish the Board of Directors with such information as may be reasonably necessary for it to evaluate the Sub-Adviser’s performance hereunder.

21. TERMINATION.

a. This Agreement may be terminated by Great-West Funds (by a vote of the Board of Directors of Great-West Funds or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by Great-West Funds, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

c. This Agreement will terminate automatically upon termination of the Advisory Agreement.

22. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

23. NOTICE. Any notice under this Agreement shall be given in writing and sent via electronic mail or addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not inconsistent with the provisions of any law, regulation or rule of the United States heretofore or hereafter enacted, as the same may be amended from time to time, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado. Each of the parties to this Agreement submits to the exclusive jurisdiction of any federal court sitting in Colorado, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding will be heard and determined in any such court.

26. ENTIRE AGREEMENT. This Agreement and the Schedule attached hereto embodies the entire agreement and understanding between the parties.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed original, but all such counterparts together shall constitute but one and the same instrument.

28. WAIVER. The failure of any part to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

29. NO THIRD PARTY BENEFICIARIES. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

30. SURVIVAL. Sections 13 and 14 shall survive the termination or expiration of this Agreement.

31. INDEPENDENT CONTRACTOR; NO AGENCY. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent Great-West Funds, the Adviser or the Fund in any way or otherwise be deemed an agent of any of them. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

32. FORCE MAJEURE. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of such party.

33. USE OF SUB-ADVISER NAME. During the term of this Agreement, the Sub-Adviser grants to the Adviser and Great-West Funds a non-exclusive, non-transferable and non-assignable license to use the name “J.P. Morgan.” in the Fund’s Disclosure Documents and other filings, forms or reports required under applicable state or federal securities laws. Neither Great-West Funds nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Great-West Funds or the Adviser, without prior review and approval by the Sub-Adviser, which may not be unreasonably withheld. In the event that this Agreement shall be terminated for any reason, and in the event a new or successor agreement with the Sub-Adviser is not concluded, the Adviser and Great-West Funds understand that they must promptly take all steps necessary to cease any and all use of the name “J.P. Morgan.”

34. DELEGATION TO THIRD PARTIES. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

35. CUSTOMER IDENTIFICATION PROGRAM. To help the government fight the funding of terrorism and money laundering activities, Sub-Adviser has adopted a Customer Identification Program, (“CIP”) pursuant to which Su-Adviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Adviser’s compliance with its CIP, Great-West Funds hereby represents and warrants that (i) it has provided the Sub-Adviser with the Fund’s taxpayer identification number or other government issued identification number, (ii) all documents provided to Sub-Adviser are true and accurate as of the date hereof, and (iii) Great-West Funds agrees to provide to Sub-Adviser such other information and documents that Sub-Adviser reasonably requests in order to comply with Sub-Adviser’s CIP.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

GREAT-WEST FUNDS, INC.

By:
Name:
Title:

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:
Name:
Title:

SCHEDULE A

FEE SCHEDULE

For the services to be provided to the Fund pursuant to this Agreement, the Adviser shall calculate and pay the Sub-Adviser an annual fee calculated as follows:

0.35% on the first $500 million of Fund Account assets and 0.30% on all Fund Account assets over $500 million

The fee shall be calculated and paid monthly in arrears based on the average daily market value of the investments in the Fund Account. Payment will be made on or about the 15th day of each month.

The Adviser will send the Sub-Adviser a statement showing its calculation of each month’s payment.

Fees shall be prorated on a daily basis when the Fund Account is managed by the Sub-Adviser for a portion of any month.

The Fund Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are allocated to the Sub-Adviser.

Except for the management fee described herein, no other compensation or fees shall be payable to the Sub-Adviser hereunder.

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Loomis, Sayles & Company, L.P., a Delaware limited partnership registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Great-West Loomis Sayles Bond Fund and the Great-West Loomis Sayles Small Cap Value Fund of the Fund (the “Portfolios”), in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement.” In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

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A.       Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)       perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

(b)       consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

(c)       seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

(d)       take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)       regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(f)       communicate as appropriate to the Adviser the purchases and sales within the Portfolios;

(g)       arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(h)       report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

(i)       maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

(j)       arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolios and which are incurred as a result of providing investment management services to the Portfolios;

(k)       vote all shares held by the Portfolios.

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In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.        Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.    Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolios (the “NAV Fee”) according to the following schedule:

Great-West Loomis Sayles Bond Fund	Great-West Loomis Sayles Small Cap Value Fund

NAV Fee	Average Daily Net Asset NAV Fee

0.30% on all monies	First $10 million	.50000%
	Next $15 million	.45000%
	Next $75 million	.40000%
	Over $100 million	.30000%

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Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.        Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses.

ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the

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accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

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It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios; and this Agreement shall come into full force and effect on the date it is so approved. If so approved, the Sub-adviser will act as sub-adviser under the terms of the Agreement upon the consummation of the acquisition of the Sub-adviser’s parent company, Nvest Companies, L.P., by CDC Asset Management.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	shall not be terminated by the Sub-adviser without sixty days prior written notice;

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(b)	shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;

(c)	may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and

(d)	shall automatically terminate upon assignment by either party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers,

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directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

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ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.       The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.       The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the

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judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party”), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available

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to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities

11

and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Non-Compete

The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a “Customer”) of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

(a)	not knowingly to utilize any confidential information regarding the Customer and/or its employees’ participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;

(b)	not knowingly to attempt to contact the Customer without prior notification to the Adviser; and

(c)	not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis with the Portfolios are included either directly or indirectly in the Customer’s defined contribution plan(s).

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In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer’s consideration.

The following situations are not subject to the provisions of this Section XV:

(a)	Customer has a pre-existing relationship with Sub-adviser; or

(b)	Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer’s case using publicly available information; or

(c)	no introduction to Customer is made.

ARTICLE XVI

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[The remainder of the page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:	Name:
Title:

Address:	8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

Witness:	LOOMIS, SAYLES & COMPANY, L.P.

By:
Name:	Name:
Title:

Address:	One Financial Center
Boston, MA 02111
Attn: General Counsel

Witness:	GREAT-WEST FUNDS, INC.

By:
Name:	Name:
Title:

Address:	8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

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SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Mellon Capital Management Corporation, a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.        Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)        perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

(b)        consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

(c)        seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

(d)        take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)        regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(f)        communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments ;

(g)        arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(h)        report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

(i)        maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

(j)        arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;

(k)        vote all shares held by the Portfolios.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.        Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee. The Adviser, and not the Fund, will pay within 10 business days of month end as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto for the initial two year term of the agreement, and as such Schedule may be amended from time to time by mutual written agreement thereafter.

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Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.        Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Subadviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Subadviser’s overhead and employee costs); fees payable to the Subadviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings.

ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

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Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the

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Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	shall not be terminated by the Sub-adviser without sixty days prior written notice;
(b)	shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;
(c)	may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and
(d)	shall automatically terminate upon assignment by any party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors and as required by law. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement, except to the extent that such independent contractors are found to have been selected with reckless

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disregard or gross negligence. In no event shall the Sub-adviser be liable (i) for acting in accordance with instructions from the Adviser except to the extent that such instructions are carried out with reckless disregard or gross negligence by the Sub-adviser, (ii) for special, consequential or punitive damages, (iii) for the acts or omissions of the Adviser or other agents of the Adviser, or (iv) for any losses due to forces beyond the control of the Sub-adviser and without the fault or negligence of Sub-adviser, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.        The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.        The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the

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Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

C.  Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party”), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with

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their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.  The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be interpreted and construed in accordance with the internal substantive laws (and not the choice of law rules) of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Non-Compete

The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a “Customer”) of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

(a)	not knowingly to utilize any confidential information regarding the Customer and/or its employees’ participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser or its affiliates;

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(b)	not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
(c)	not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer’s defined contribution plan(s).

In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer’s consideration.

The following situations are not subject to the provisions of this Section XV:

(a)	Customer has a pre-existing relationship with Sub-adviser; or
(b)	Sub-adviser or any of its affiliates makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer’s case using publicly available information; or
(c)	no introduction to Customer is made.

ARTICLE XVI

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:	Name:
Title:
Address: 8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

Witness:	GREAT-WEST FUNDS, INC.

By:
Name:	Name:
Title:
Address: 8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

Witness:	MELLON CAPITAL MANAGEMENT CORPORATION

By:
Name:	Name:
Title:

By:
Name:
Title:

Address: One Wall Street
New York, New York 10286
Attn:

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Schedule A

Great-West Stock Index Fund

Great-West S&P Small Cap 600® Index Fund

Great-West S&P Mid Cap 400® Index Fund

Great-West S&P 500® Index Fund

Great-West International Index Fund

Schedule B

Portfolio	Fee Rate (as a % of average daily net asset value)
Great-West S&P 500® Index Fund	0.02%
Great-West S&P Small Cap 600® Index Fund	0.02%
Great-West Stock Index Fund	0.02%
Great-West S&P Mid Cap 400® Index Fund	0.035% on the first $500 million; 0.02% on all assets in excess of $500 million
Great-West International Index Fund	0.035% on the first $500 million; 0.02% on all assets in excess of $500 million

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Massachusetts Financial Services Company, a corporation organized under the laws of Delaware, registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (“the Board”), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.        Investment Sub-Advisory Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)        perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

(b)        consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

(c)        seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

(d)        take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)        regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

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(f)         communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments ;

(g)        arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(h)        report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

(i)         maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

(j)         arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;

(k)        vote all shares held by the Portfolios.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.        Limitations on Advisory Services.  The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund. The Adviser will also provide Sub-adviser a list of companies the securities of which are not to be bought or sold for the Portfolios and a list of affiliated brokers and underwriters for reporting transactions under applicable provisions of the 1940 Act. The documents referenced in this paragraph and any amendments thereto shall not be deemed to be effective with respect to the Sub-adviser until three business days after its receipt thereof.

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ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee.  The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.        Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings.

ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in

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Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

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ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	shall not be terminated by the Sub-adviser without sixty days prior written notice;
(b)	shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;
(c)	may be amended only by a written instrument signed by the Fund on behalf of the Portfolios, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and
(d)	shall automatically terminate upon assignment by any party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors and as required by law. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

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ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.        The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

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B.        The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

C.  Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, (each such person a “Sub-adviser Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any

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impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.  The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

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ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Non-Compete

The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a “Customer”) of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

(a)	not knowingly to utilize any confidential information regarding the Customer and/or its employees’ participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser or its affiliates;
(b)	not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
(c)	not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer’s defined contribution plan(s).

In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer’s consideration.

The following situations are not subject to the provisions of this Section XV:

(a)	Customer has a pre-existing relationship with Sub-adviser; or
(b)	Sub-adviser or any of its affiliates makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer’s case using publicly available information; or
(c)	no introduction to Customer is made.

ARTICLE XVI

Use of Name

The Adviser agrees that the name “Massachusetts Financial Services Company,” “MFS Investment Management” or any derivative or logo, trademark or service mark, or trade name are valuable property of the Sub-adviser and its affiliates and the Adviser shall have the right to use such name only with the prior written approval of the Sub-adviser so long as this Agreement is in effect. Upon termination of this Agreement, Adviser shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks, or trade names.

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ARTICLE XVII

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[Remainder of page intentionally blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:	Name:
Title:
Address: 8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

Witness:	GREAT-WEST FUNDS, INC.

By:
Name:	Name:
Title:
Address: 8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

Witness:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Name:
Title:

By:
Name:
Title:

Address: 500 Boylston Street
Boston, MA 02116
Attn: Legal Department

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Schedule A

Great-West MFS International Growth Fund

Schedule B

Fee Rate (as a % of average daily net asset value).

0.35% on all assets

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Massachusetts Financial Services Company, a corporation organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment.  The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.        Investment Sub-Advisory Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)       consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)       perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)       seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)       take such steps as are necessary to implement the investment plan for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)       communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)       arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)       report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)       maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)       arrange with the Adviser an administrative process acceptable to the Adviser and Sub-adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser, provided that the Sub-adviser shall not be responsible for providing fund administration services, such as fund accounting and tax services, to the Portfolios;

(10)     provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any material changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)     meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as reasonably requested from time to time by the Adviser; and

(12)     the Sub-adviser will vote all proxies received in accordance with the Sub-adviser’s proxy voting policy. The Adviser shall instruct the Portfolios’ custodian to forward or cause to be forwarded to the Sub-adviser all relevant proxy solicitation materials.

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C.        Authorizations.

(1)       Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)       In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)       If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

(1)       The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement. The Adviser acknowledges that the Sub-adviser is not the compliance agent for the Portfolios or the Adviser and does not hold the Portfolio’s official books and records necessary to perform certain compliance testing. The Sub-adviser shall perform such compliance testing for the Portfolios based on its own books and records relating to the Portfolios as may be reasonably requested by the Adviser.

(2)        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements

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thereto before or at the time the same become effective. The Adviser agrees to provide the Sub-adviser with a list of all publicly traded affiliates of the Adviser which may not be purchased by the Portfolios (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Adviser for reporting transactions under the applicable provisions of the 1940 Act.     The Sub-adviser is entitled to rely on all documents furnished by the Fund and/or the Adviser.

(3).       In furnishing the services hereunder, the Sub-adviser shall not consult with any other sub-adviser to the portfolios or other series of the Fund, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investment companies that are under common control with the Fund, concerning transactions of the portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

ARTICLE III

Compensation of the Sub-adviser

A.        Investment Advisory Fee.  The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.        Allocation of Expenses.  The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund and/or the Portfolios: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator

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for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-adviser shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts caused by an error by the Sub-adviser.

ARTICLE IV

Portfolio Transactions and Brokerage

A.        Portfolio Transactions and Brokerage.  The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)       The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results, including execution of the Portfolio’s orders, taking into account all appropriate factors, including, but not limited to, price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)       The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the

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accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)       Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

A.        Exclusivity; Supplemental Investment Research.

(1)       The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)       It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

B.        Investment Transactions.  Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf

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of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.        Aggregate Transactions.  It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness.  This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.        Term.  The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.        Termination.  This Agreement:

(1)       shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)       shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)       shall automatically terminate upon assignment by either party; and

(4)       may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-advisor materially breaches its obligations or any representation or warranty hereunder.

D.      Amendment.    This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios.

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ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request, provided, however that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the SEC or other applicable provisions of federal or state law. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.      Indemnification of Adviser and Fund by Sub-adviser.   The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund

8

or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

B.        Indemnification of Sub-adviser by Adviser.  The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.        Indemnification Related to Disclosure Documents.

(1)       The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

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(2)       The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.        Limitation of Liability.  In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.        Procedures.

(1)       The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)       In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

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(3)       So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)       Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.        Representations and Warranties of Sub-Adviser.  Sub-adviser represents and warrants to the Adviser as follows:

(1)       Organization and Authority.  It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization.  The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention.  The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

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(4)       Registration.  It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

(5)       Disclosure Documents.

(a)       The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined herein, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document.

(b)       The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.        Representation and Warranties of Adviser.  The Adviser represents and warrants to Sub-adviser as follows:

(1)       Organization and Authority.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

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(2)       Authorization.    The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention.  The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)       Registration.    It is registered as an investment adviser under the Investment Advisers Act of 1940.

(5)       Disclosure Documents.  The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.        Governing Law; Interpretation.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

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B.        Severability.   If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.        Counterparts.  This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.        Notices.  Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Secretary

If to the Sub-adviser:

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

Attn: Susan S. Newton, Assistant Secretary

E.        No Third Party Beneficiaries.  The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

F.        Waiver.  Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.        Survival.  Article VIII hereof shall survive the termination of this Agreement.

H.        Entire Agreement.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

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I.        Independent Contractors; No Agency.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.        Captions.  The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.       Force Majeure.  No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.       Non-Compete.   Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

M.      Use of Name.  The Adviser agrees that the name “Massachusetts Financial Services Company,” “MFS Investment Management” or any derivative or logo, trademark or service mark, or trade name are valuable property of the Sub-adviser and its affiliates and the Adviser shall have the right to use such name only with the prior written approval of the Sub-adviser so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks, or trade names.

N.       Confidentiality.  Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Portfolios and/or the Fund and the actions of the Sub-Adviser, the Adviser and the Portfolios and/or the Fund in respect thereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

MASSACHUSETTS FINANCIAL
SERVICES COMPANY

By:

Witness:	Name:

Name:	Title:

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Schedule A – Portfolios

Great-West MFS International Value Fund

Schedule B – Fees

Fee Rate (as a % of average daily net asset value).

0.40% on all assets

GREAT-WEST FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the 5th day of December 2013, between and among Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”), Great-West Capital Management, LLC, a Colorado limited liability company (the “Adviser”), and Pioneer Investment Management, Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Great-West Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Great-West Multi-Manager Large Cap Growth Fund (the “Fund”) is a series of Great-West Funds;

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between Great-West Funds and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities and for certain administrative services for the Fund; and

WHEREAS, the Adviser is authorized to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, Great-West Funds, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and Great-West Funds hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with each of the following and will promptly provide the Sub-Adviser with copies of any amendment or supplement thereto:

a. The Advisory Agreement;

b. Great-West Funds’ most recent effective registration statement as filed with the U.S. Securities and Exchange Commission (the “SEC”);

c. Great-West Funds’ Articles of Amendment and Restatement and Amended and Restated By-Laws; and

d. Any policies, procedures or instructions adopted or approved by Great-West Funds’ Board of Directors relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other instruments for investment by the Fund, to purchase and to sell securities and other instruments for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Directors of Great-West Funds, such specific instructions as the Board of Directors may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of Great-West Funds applicable to the Fund furnished pursuant to Section 5 of this Agreement and other instructions communicated to the Sub-Adviser by the Adviser. In so doing, the Sub-Adviser shall manage the Fund Account subject to the investment limitations of the 1940 Act as if the Fund Account were a separate registered investment

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company, unless otherwise instructed by the Adviser or Great-West Funds. The Sub-Adviser is not authorized by Great-West Funds or the Adviser to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, policy or instruction described in the previous sentence. At Great-West Funds’ reasonable request, the Sub-Adviser will consult with Great-West Funds or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account. The Adviser will provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser hereunder.

The Sub-Adviser will, no less frequently than annually, present to the Board of Directors of Great-West Funds in person and provide such materials as the Adviser or Great-West Funds reasonably requests. The Sub-Adviser will also cooperate in periodic compliance inspections of the Sub-Adviser by the Adviser.

The Sub-Adviser is authorized on behalf of the Fund to (i) enter into agreements and execute any documents required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the standard representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser shall not have the authority to cause Great-West Funds to deliver securities and other property, or pay cash to the Sub-Adviser.

Further, Sub-Adviser shall maintain all accounts, books and records with respect to the Fund Account as are required of a sub-advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and will promptly surrender them to designated officers of Great-West Funds any or all such records upon request. The Sub-Adviser agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. Any such records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon written notice. In addition, the Sub-Adviser will provide any materials reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by Great-West Funds or the Adviser or as may be required by any governmental agency or self-regulatory organization having jurisdiction thereof within such time as requested by any such governmental agency or self-regulatory organization.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. Great-West Funds will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Directors supplemental thereto. Great-West Funds and the Adviser agree, on an ongoing basis, to notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. Great-West Funds retains the right, on prior written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by Great-West Funds or the Adviser (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to Great-West Funds or the Adviser and to the administrator designated by Great-West Funds or any other designated agent of Great-West Funds or the Adviser, all investment orders for the Fund Account placed by it with brokers and dealers. Great-West Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. Great-West Funds or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Sub-Adviser will provide relevant or requested trade information regarding failed trades, of which Sub-Adviser is made aware via Custodian reporting, in the Fund Account.

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7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by Great-West Funds’ Board of Directors.

a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing best execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither Great-West Funds, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund Account with certain brokers, subject to review by Great-West Funds’ Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. If, in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental investment and market research and security and economic analysis from other persons or entities outside of the context described above, the Sub-Adviser is authorized to obtain, and pay at its own expense, for such information.

b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to Great-West Funds in respect of the Fund and to such other clients.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of Great-West Funds, the Adviser or any sub-adviser for any series of Great-West Funds; (ii) a principal underwriter of Great-West Funds’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and Great-West Funds’ Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and Great-West Funds’ Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers and that the Sub-Adviser shall not be liable to the extent that it executes a portfolio transaction for the Fund Account with a person not listed on the current list then in the Sub-Adviser’s possession.

d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund concerning the Sub-Adviser or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice to the Fund with respect to the Fund Account.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. Great-West Funds will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

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10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. The Sub-Adviser shall be responsible for all of its expenses incurred performing the services delegated to it hereunder. As described in the Advisory Agreement, the Fund and/or Adviser are responsible for all other expenses incurred in the operation of the Fund and for all of its general administrative expenses. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for reimbursing the Fund for any liabilities incurred as a result of overdrafts.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. Great-West Funds acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, members, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, Great-West Funds agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. Great-West Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. CERTIFICATE OF AUTHORITY. Great-West Funds, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors/Members or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of Great-West Funds, a Fund Account, the Adviser and/or the Sub-Adviser.

13. INDEMNIFICATION AND LIMITATION OF LIABILITY.

a. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect Great-West Funds and the Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by Great-West Funds or the Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-Adviser, or (2) the activities (or omissions by the Sub-Adviser to carry out its obligations hereunder) of the Sub-Adviser under this Agreement, including the activities (or such omissions) of the Sub-Adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-Adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-Adviser’s indemnity in favor of Great-West Funds or the Adviser deemed to protect Great-West Funds or the Adviser against any liability to which Great-West Funds or the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

b. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser from and against any and all Losses incurred or suffered by Sub-Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by the Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is the Adviser’s indemnity in favor of the Sub-Adviser deemed to protect the Sub-Adviser against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

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c. Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for Great-West Funds, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

d. The Sub-Adviser agrees to indemnify and hold harmless Great-West Funds and the Adviser, their directors and officers, and each person, if any, who controls Great-West Funds or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and the Adviser to the Sub-Adviser in subsection (c), but only with respect to information furnished in writing by it which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents.

e. The party seeking indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

f. In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

g. So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions hereof; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled. Failure of any party hereto to give notice as required hereunder will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

h. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without

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limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. The Sub-Adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the Fund Account.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and Great-West Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and Great-West Funds in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify Great-West Funds and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable Great-West Funds and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GREAT-WEST FUNDS. Great-West Funds represents, warrants and agrees that:

a. The Sub-Adviser has been duly appointed by the Board of Directors of Great-West Funds to provide investment services to the Fund Account as contemplated hereby.

b. Great-West Funds will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

c. Great-West Funds is currently in material compliance and shall at all times continue to comply with the requirements imposed upon Great-West Funds by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

a. The Adviser has been duly authorized by the Board of Directors of Great-West Funds to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

b. The Adviser is registered as an “investment adviser” under the Advisers Act.

c. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

d. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to Great-West Funds or the Adviser in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of Great-West Funds or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that Great-West Funds and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds had informed the Sub-Adviser was to be used in the particular Disclosure Document.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Advisers Act.

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b. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

c. The Sub-Adviser will maintain, keep current and preserve on behalf of Great-West Funds, in the manner required or permitted by the 1940 Act, the records identified in Section 4. The Sub-Adviser agrees that such records are the property of Great-West Funds, and will be surrendered to Great-West Funds promptly upon request provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to keep confidential all records of Great-West Funds and information relating to Great-West Funds, unless the release of such records or information is otherwise consented to in writing by Great-West Funds or the Adviser.

d. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or Great-West Funds may from time to time reasonably require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

e. The Sub-Adviser has adopted a written code of ethics complying in all material respects with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided Great-West Funds with a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of the Sub-Adviser shall certify to Great-West Funds that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser will provide a summary of violations, if any, of Sub-Adviser’s code of ethics from time to time in such form as determined by the Sub-Adviser. The Sub-Adviser has adopted a compliance program in compliance with Rule 206(4)-7 of the Advisers Act. The Sub-Adviser will provide Great-West Funds or the Adviser with copies of its compliance policies and procedures upon request and will provide a summary of violations, if any, of Sub-Adviser’s compliance policies and procedures upon the request of Great-West Funds or the Adviser.

f. Great-West Funds and the Adviser acknowledge they have received, at least 48 hours prior to the execution of this Agreement, a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended. The Sub-Adviser will furnish a copy of its Form ADV to the Adviser at least annually and promptly after filing with the SEC any amendment thereto which reflects any material changes with respect to the Fund.

g. The Sub-Adviser will immediately notify Great-West Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify Great-West Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund.

h. The Sub-Adviser represents and warrants to Great-West Funds and the Adviser that the information furnished in writing by it which Great-West Funds or the Adviser has informed it is to be used in a particular Disclosure Document, as defined above, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify Great-West Funds and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document.

i. The Sub-Adviser will cooperate with Great-West Funds and the Adviser in connection with the registration or qualification of units of the Fund for offer and sale under the securities or Blue Sky laws of such jurisdictions as they may request and will cooperate with the preparation of the Disclosure Documents. Great-West Funds or the Adviser will provide the Sub-Adviser with copies of applicable updates to the registration statement or supplements thereto at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-Adviser or its affiliates, or relating to the description of the investment objectives and policies of the Fund.

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19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and Great-West Funds, which amendment is subject to the approval of the Board of Directors, including by a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. In connection with such approvals, the Sub-Adviser shall furnish the Board of Directors with such information as may be reasonably necessary for it to evaluate the Sub-Adviser’s performance hereunder.

21. TERMINATION.

a. This Agreement may be terminated by Great-West Funds (by a vote of the Board of Directors of Great-West Funds or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by Great-West Funds, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

c. This Agreement will termination automatically upon termination of the Advisory Agreement.

22. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

23. NOTICE. Any notice under this Agreement shall be given in writing and sent via electronic mail or addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

26. ENTIRE AGREEMENT. This Agreement and the Schedule attached hereto embodies the entire agreement and understanding between the parties.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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28. WAIVER. The failure of any part to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

29. NO THIRD PARTY BENEFICIARIES. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

30. SURVIVAL. Sections 13 and 14 shall survive the termination or expiration of this Agreement.

31. INDEPENDENT CONTRACTOR; NO AGENCY. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent Great-West Funds, the Adviser or the Fund in any way or otherwise be deemed an agent of any of them. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

32. FORCE MAJEURE. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of such party.

33. USE OF SUB-ADVISER NAME. During the term of this Agreement, the Sub-Adviser grants to the Adviser and Great-West Funds a non-exclusive, non-transferable and non-assignable license to use the name “Pioneer.” In the event that this Agreement shall be terminated for any reason, and in the event a new or successor agreement with the Sub-Adviser is not concluded, the Adviser and Great-West Funds understand that they must promptly take all steps necessary to cease any and all use of the name “Pioneer.”

[The remainder of the page intentionally left blank.]

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

GREAT-WEST FUNDS, INC.

By:
Name:
Title:

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

PIONEER INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

10

SCHEDULE A

FEE SCHEDULE

For the services to be provided to the Fund pursuant to this Agreement, the Adviser shall pay the Sub-Adviser an annual fee calculated as follows:

0.30% on the first $500 million of Fund Account assets, 0.24% on the next $500 million of Fund Account assets, and 0.225% on all Fund Account assets over $1 billion

The fee shall be calculated and paid monthly in arrears based on the average daily market value of the investments in the Fund Account. Payment will be made on or about the 15th day of each month.

Fees shall be prorated on a daily basis when the Fund Account is managed by the Sub-Adviser for a portion of any month.

The Fund Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are allocated to the Sub-Adviser.

Except for the management fee described herein, no other compensation or fees shall be payable to the Sub-Adviser hereunder.

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SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made as of the 5th day of December 2013, by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Silvant Capital Management, LLC, a limited liability company organized under the laws of the state of Georgia, registered as an investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolio of the Fund (the “Portfolio”) listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. That advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolio, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation

provided for herein.        The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.    Investment Sub-Advisory Services.   In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)        perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

(b)        consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

(c)        seek out specific investment opportunities for the Portfolio consistent with an overall investment plan approved by the Sub Adviser, the Adviser and the Board;

(d)       take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolio and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as is reasonable or as may otherwise be required by this Agreement with the Adviser;

(e)       communicate as appropriate to the Adviser what Adviser reasonably determines and advises Sub-Adviser to be adequate and timely information on investment related activity within the Portfolio, including, but not limited to purchases, sales and contractual commitments;

(f)         seek to arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

(g)         report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

{h)        maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio required to be maintained by Sub-adviser;

(i)        arrange with the Adviser an administrative process acceptable to Adviser and Sub Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolio resulting from the investment management services provided to the Portfolio;

(j)      vote all shares held by the Portfolio;

(k)      provide such information as requested by the Adviser for compliance and regulatory matters, including, but not limited to, any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics; and

{l)      meet the terms of and cooperate in reasonable regular inspections of the Sub- adviser by the Adviser as requested from time to time by Adviser.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

B.   Limitations on Advisory Services.        The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto a reasonable time before, (to the extent possible), or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.   Investment Advisory Fee.     The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.  Allocation of Expenses.    The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof.

These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings.

ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund’s Board of Directors, and to

place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that does business in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act’)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act}. The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provisions of the 1940 Act, the 1934 Act, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as Sub-adviser hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolio.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)    shall not be terminated by the Sub-adviser without sixty days prior written notice;

(b)     shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolio, on sixty days written notice to the Sub-adviser;

(c)     may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) to the extent required by law, a majority of the outstanding shares of each of the Portfolio; and

(d)     shall automatically terminate upon assignment by any party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained by it pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel, independent auditors and as required by law. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.  The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 business days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

B.   The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, (the “1933 Act”), the 1934 Act, the 1940 Act, and other applicable laws, and the

Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934, the 1940 Act, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

C.     Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party”), and each person, if any, who controls the Sub-adviser within the meaning of either

Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the

Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.    The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term “majority of the outstanding shares” shall have the meaning ascribed to it under the 1940 Act, as amended, or the rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or the rules and regulations thereunder, such Act, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XV

Non-Compete

The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a “Customer’’) of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

(a)         not knowingly to utilize any confidential information regarding the Customer and/or its employees’ participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser or its affiliates;

(b)         not knowingly to attempt to contact the Customer without prior notification to the Adviser; and

(c)         not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolio is included either directly or indirectly in the Customer’s defined contribution plan(s).

In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

For purposes of this Section XV, defined contribution plan shall mean 401{a), 401{k), 457 and 403{b) Plans.

For purposes of this Section XV, introduction shall mean inclusion of the Portfolio in the defined contribution product offered to that Customer’s consideration.

The following situations are not subject to the provisions of this Section XV:

{a)         Customer has a pre-existing relationship with Sub-adviser; or

(b)         Sub-adviser or any of its affiliates makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer’s case using publicly available information; or

{c)         no introduction to Customer is made.

ARTICLE XVI

Notices

Any notice under this Agreement shall be in writing and shall be deemed given {a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or

(c)    on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

Name:	Name:
Title:
Address:

Witness:	GREAT-WEST FUNDS, INC.

Name:	Name:
Title:
Address:

Witness:	SILVANT CAPITAL MANAGEMENT, LLC

Name:	Name:
Title:
Address:

Schedule A

Great-West Small Cap Growth Fund

Commencement Date of Sub-advisory Services:    December 5, 2013

Schedule B

Fee Rate (as a% of average daily net asset value).

Great-West Small Cap Growth Fund

0.40% on all assets

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013 by and among Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), T. Rowe Price Associates, Inc., a company registered as an Investment Adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Great-West T. Rowe Price Equity Income Fund (the “Portfolio’”), in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement”. In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.     Investment Sub-Adviser Services.  In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section 8 hereof:

(a)        perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

(b)        consult as appropriate with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

(c)       seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;

(d)       take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)       regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

(f)       communicate to the Adviser the purchases and sales within the Portfolio on the day after trade date (trade date plus one);

(g)        arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

(h)          report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

(i)        maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

(j)        vote all shares held by the Portfolio.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement. If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transaction referred to in Article IV thereof, the Sub-adviser is authorized after consultation with the Adviser to obtain and pay at its own expense a reasonable flat fee for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board remains the right to limit the scope of or disapprove of said research.

B.       Limitations on Adviser Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.       Investment Advisory fee.  The Adviser, and not the Fund, will pay as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the average daily net assets of the Portfolio (the “NAV Fee”) as set forth below:

Annual Fee	Assets
0.50%	First $50 million
0.45%	Next $50 million
0.40%	Reset at $100 million
0.35%	Reset at $200 million
0.32.5%	Reset at $500 million
0.30%	Over $500 million
0.30%	Reset at $1 billion

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month. If this Agreement becomes effective or terminates before the end of any month, the investment advisory fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

B.      Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing Sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

As described in the G WL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provision of Article II regarding co-ordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specialize in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commissions, if any, size of the transaction, and difficulty of the transaction In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Sub-adviser for a flat fee in accordance with Section A of Article II hereof, the Sub-adviser need not take such a flat fee into consideration.

The Subadviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commissions for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(3S) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provision of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of Law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price. It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date it is so approved.

ARTICLE VII

Term of the Agreement: Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the

Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)          shall not be terminated by the Sub-adviser without sixty days prior written notice;

(b)          shall be subject to terminate, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

(c)           shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

(d)           shall automatically terminate upon assignment by either party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any material, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligation or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any Loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws imposed liabilities under certain circumstances on persons who acts in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that the Sub-adviser’s obligation to indemnify and hold the Adviser harmless extends only to such liability to which the Sub-adviser is subject under Article IX of this Agreement.

The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement, including the activities of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement of the Advisory Agreement.

ARTICLE XI

Agreements. Representations and Indemnification

Related to Disclosure Documents

A.     The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party’’), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) rising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submission to governmental bodies or self- regulatory agency filed or distributed on or subsequent to the date first above written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the

Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 20 of the Securities Act of, 1993 as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnify from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnified may be sought against the Sub-

adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the right and duties given to the Sub-adviser, by the preceding paragraph.

D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or thee Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement is subject to the provisions of the investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

ARTICLE XVII

Confidential Information

Sub-adviser and Adviser agree that each of them will treat as confidential all facts, circumstances, information, data, plans, projects and technical or commercial knowledge gained in relation to the other party, or received from the other party, in particular, information related to the defined contribution business including, but not limited to, customers, employees, suppliers, servicing methods, programs, strategies and related information (“Confidential Information”). Information in the public domain, through no wrongful action on the part of either party, shall not be considered Confidential Information. Sub-adviser and Adviser undertake to each other that they will not disclose Confidential Information to any third parties or to Sub-adviser’s or Adviser’s affiliates and neither company will use such Confidential Information obtained from the other company to directly compete with the company except a company may disclose the Confidential Information in the following limited circumstances: (i) to their legal advisers, (ii) with the prior written consent of the other party, (iii) as required by law, or (iv) as necessary to gain or retain regulatory approvals. Prior to any disclosure under the foregoing subsections (iii) or (iv), the party intending such disclosure shall first notify the other party to allows such other party a reasonable opportunity to seek an appropriate protective order. The parties further agree that Confidential Information shall not be commercially exploited by or on behalf of either party.

For purposes of this Section, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, LLC

Name:	Name:
Title:
Address:

Witness:	T. ROWE PRICE ASSOCIATES, INC.

Name:	Name:
Title:
Address:

Witness:	GREAT-WEST FUNDS, INC.

Name:	Name:
Title:
Address:

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein “the Agreement” or “this Agreement”) made this 5th day of December 2013 by and among Great-West Capital Management, Inc., a Colorado corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), T. Rowe Price Associates, Inc., a Maryland corporation registered as an Investment Adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”), and Great-West Funds, Inc., a Maryland corporation (the “Fund”), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Great-West T. Rowe Price Mid Cap Growth Fund (the “Portfolio”), in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as the “Advisory Agreement.” In the Advisory Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund’s affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Duties of the Sub-adviser

The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein.

The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A.       Investment Sub-Advisory Services.   In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

(a)       perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

(b)       consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

(c)       seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;

(d)       take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

(e)       regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

(f)        communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

(g)       arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

(h)       report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

(i)       maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

(j)       arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

(k)       vote all shares held by the Portfolio.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.

The Adviser will continue to provide all of the services described in the Advisory Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.

B.       Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration

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Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.       Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the “NAV Fee”) as set forth below:

Annual Fee .50% on all assets

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

B.       Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

As described in the Advisory Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

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ARTICLE IV

Portfolio Transactions and Brokerage

The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund’s Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’ orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

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ARTICLE V

Activities of the Sub-adviser

The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

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It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

ARTICLE VI

Effectiveness of the Agreement

The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

ARTICLE VII

Term of the Agreement; Amendment

The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	shall not be terminated by the Sub-adviser without sixty days prior written notice;

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(b)

shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

(c)

may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

(d)	shall automatically terminate upon assignment by either party.

ARTICLE VIII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

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ARTICLE IX

Liability of the Sub-adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

ARTICLE X

Indemnification

Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser’s officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser’s indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

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The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the Advisory Agreement, including the activities of the Adviser’s officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

ARTICLE XI

Agreements, Representations and Indemnification

Related to Disclosure Documents

A.       The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

B.       The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times

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will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

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C.   Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a “Sub-adviser Indemnified Party”), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any

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impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

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D.   The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

ARTICLE XIV

Counterparts

This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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ARTICLE XV

Sales Literature

The Adviser will not use the Sub-adviser’s name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

ARTICLE XVI

Notices

Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

ARTICLE XVII

Confidential Information

Sub-adviser and Adviser agree that each of them will treat as confidential all facts, circumstances, information, data, plans, projects and technical or commercial knowledge gained in relation to the other party, or received from the other party, in particular, information related to the defined contribution business including, but not limited to, customers, employees, suppliers, servicing methods, programs, strategies and related information (“Confidential Information”). Information in the public domain, through no wrongful action on the part of either party, shall not be considered Confidential Information. Sub-adviser and Adviser undertake to each other that they will not disclose Confidential Information to any third parties or to Sub-adviser’s or Adviser’s affiliates and neither company will use such Confidential Information obtained from the other company to directly compete with the company except a company may disclose the Confidential

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Information in the following limited circumstances: (i) to their legal advisers, (ii) with the prior written consent of the other party, (iii) as required by law, or (iv) as necessary to gain or retain regulatory approvals. Prior to any disclosure under the foregoing subsections (iii) or (iv), the party intending such disclosure shall first notify the other party to allows such other party a reasonable opportunity to seek an appropriate protective order. The parties further agree that Confidential Information shall not be commercially exploited by or on behalf of either party.

For purposes of this Section, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:	GREAT-WEST CAPITAL MANAGEMENT, INC.

By:
Name:	Name:
Title:
		Address:	8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

Witness:	T. ROWE PRICE ASSOCIATES, INC.

By:
Name:	Name:
Title:
		Address:	100 East Pratt Street
Baltimore, MD 21202
Attn: General Counsel

Witness:	GREAT-WEST FUNDS, INC.

By:
Name:	Name:
Title:
		Address:	8525 East Orchard Road, 2T3
Greenwood Village, CO 80111
Attn: Secretary

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